UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

EMMIS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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                                                    March 21, 2012

Dear Shareholder:

The directors and officers of Emmis Communications Corporation join me in inviting you to attend a special meeting of our shareholders. This meeting will be held on Monday, April 2, 2012 at 11:00 a.m., local time, at our headquarters, One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

The special meeting is being called (i) for holders of Emmis’ common stock to consider and vote upon a proposal to approve the 2012 Retention Plan and Trust Agreement and (ii) for holders of Emmis’ 6.25% Series A Cumulative Convertible Preferred Stock to vote to elect a director to fill the vacancy created by the resignation of Joseph R. Siegelbaum in November 2011. The proposals are described in detail in the accompanying proxy statement.

The formal notice of this special meeting and the proxy statement appear on the following pages. After reading the proxy statement, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by marking, signing and returning a physical proxy card by mail, to ensure that your votes on the business matters of the meeting will be recorded.

We hope that you will attend this meeting. Whether or not you attend, we urge you to return your proxy promptly in the postage paid envelope provided. After returning the proxy, you may, of course, vote in person on all matters brought before the meeting.

We look forward to seeing you on Monday, April 2, 2012.

Sincerely,

/s/ Jeffrey H. Smulyan
Jeffrey H. Smulyan
Chief Executive Officer, President and Chairman of the Board

The accompanying proxy statement is dated March 21, 2012 and is first being mailed, along with the associated proxy card, to Emmis’ shareholders on or about March 22, 2012.

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EMMIS COMMUNICATIONS CORPORATION
INDIANAPOLIS, INDIANA

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The special meeting of the shareholders of Emmis Communications Corporation will be held on Monday, April 2, 2012, at 11:00 a.m., local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

The holders of Emmis’ Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock,” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class, will be asked to consider and vote on the following matters:

—	approval of the 2012 Retention Plan and Trust Agreement (the “2012 Retention Plan”), as set forth in Appendix A to the accompanying Proxy Statement; and

—	transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

In addition, the holders of Emmis’ 6.25% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), will vote as a class separately from the Common Stock to elect a director (the “Preferred Replacement Director”) to fill the vacancy created by the resignation of Joseph R. Siegelbaum.

The proposal to adopt the 2012 Retention Plan requires the holders of Common Stock, voting together as a single class, casting more votes in favor than against the 2012 Retention Plan, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share.  The Preferred Replacement Director will be elected by a plurality of the votes cast by the holders of Preferred Stock entitled to vote in the election who are present, in person or by proxy, at the special meeting.  We describe each of these proposals in more detail in the accompanying Proxy Statement, which you should read in its entirety before voting.

The proposal to approve the 2012 Retention Plan is expected to be approved by the holders of the Common Stock based on Mr. Jeffrey H. Smulyan’s intention to vote his shares in favor of the proposal.

Based on the terms of total return swaps and voting agreements which Emmis has entered into with certain holders of the Preferred Stock, Emmis has the right to direct the vote of a majority of the outstanding shares of Preferred Stock which constitutes a quorum for the election of the Preferred Replacement Director. Although Emmis intends to direct these shares of Preferred Stock to be present at the special meeting for quorum purposes, Emmis intends to withhold the vote of such shares for the election of the Preferred Replacement Director.

A majority of the board of directors believes that adoption of the 2012 Retention Plan and the entry into the Voting and Transfer Restriction Agreement, described more fully in “Proposal 1: Approval of the Emmis Communications Corporation 2012 Retention Plan and Trust Agreement” and attached to this proxy statement as Appendix B, will provide Emmis with flexibility to amend the terms of the Preferred Stock that are set forth in Emmis’ second amended and restated articles of incorporation (the “Articles of Incorporation”), which amendment is being proposed pursuant to the preliminary proxy statement on Schedule 14A filed by Emmis with the Securities and Exchange Commission (the “SEC”) on March 13, 2012, as the same may be amended from time to time.  In addition, the board of directors believes the 2012 Retention Plan will (i) increase employee stock ownership opportunities, (ii) improve Emmis’ ability to retain a team of outstanding employees, and (iii) compensate employees for prior reductions in base salaries, a lack of merit increases for the current year and the increase in the employees’ share of benefit costs.  Accordingly, the board of directors believes that the 2012 Retention Plan is in the best interests of Emmis and the holders of the Common Stock and recommends that holders of the Common Stock vote FOR the 2012 Retention Plan.

David Gale, who was appointed as a director by the holders of the Preferred Stock, voted not to approve the 2012 Retention Plan because he believes that there is no economic reason for issuing shares of Preferred Stock to a trust under the 2012 Retention Plan other than to position Emmis to transfer wealth from the holders of the Preferred Stock to the holders of the Common Stock, and that the course of action being proposed uses corporate resources with the intent to subvert the rights of holders of the Preferred Stock and is not in the best interests of Emmis.

The board of directors is not making any recommendation as to whether holders of Preferred Stock (other than shares of Preferred Stock over which Emmis has the right to direct the vote) should vote for Michelle D. Bergman, the person nominated by certain holders of Preferred Stock to be elected as the Preferred Replacement Director.

Only holders of record of Common Stock or Preferred Stock at the close of business on March 20, 2012 are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting. The Proxy Statement and proxy card(s) are enclosed.

By order of the Board of Directors,

/s/ J. Scott Enright
J. Scott Enright
Secretary

Indianapolis, Indiana
March 21, 2012

IMPORTANT: Whether or not you plan to attend the special meeting, please promptly either complete, sign, date and mail the enclosed form of proxy or submit your proxy or voting instructions by telephone or Internet.  A self-addressed envelope is enclosed for your convenience.  Details are outlined in the enclosed proxy card.  If you hold Common Stock or Preferred Stock through a broker, dealer, trustee, bank or other nominee, you may be also able to submit your proxy or voting instructions by telephone or by Internet in accordance with the instructions your broker, dealer, trustee, bank or other nominee provides.  Returning a signed proxy will not prevent you from attending the meeting and voting in person, if you wish to do so.  Please note that if you execute multiple proxies, the last proxy you execute revokes all previous proxies.

EMMIS COMMUNICATIONS CORPORATION
ONE EMMIS PLAZA
40 MONUMENT CIRCLE
INDIANAPOLIS, INDIANA 46204

PROXY STATEMENT

Unless the context should otherwise require, Emmis Communications Corporation is referred to as “we,” “us,” “our,” “our company,” “the company” or “Emmis” in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The summary information provided below in “question and answer” format is for your convenience only and is merely a brief description of material information contained in this Proxy Statement. You should carefully read this Proxy Statement in its entirety.

Q:           What is this document, and why am I receiving it?

As an Emmis shareholder, you received this Proxy Statement because our board of directors is soliciting your proxy to vote at the special meeting of shareholders.  The special meeting will be held on Monday, April 2, 2012, at 11:00 a.m., local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

This Proxy Statement summarizes the information you need to know to vote on an informed basis at the special meeting; however, you do not need to attend the special meeting to vote your shares.  See “—How do I vote?”  We expect to begin sending this Proxy Statement, the attached notice of special meeting and the enclosed proxy card(s) on March 21, 2012, to all shareholders entitled to vote.

Q:           What am I voting on?

If you hold shares of Common Stock, you are being asked to consider and vote on the approval of the 2012 Retention Plan, as set forth in Appendix A to this accompanying Proxy Statement.

If you hold shares of Preferred Stock, you are being asked to consider and vote on the election of the Preferred Replacement Director.

Q:           Who is entitled to vote?

Holders of outstanding Class A Common Stock and holders of outstanding Class B Common Stock as of the close of business on March 20, 2012, the record date, as well as holders of outstanding Preferred Stock as of that date, are entitled to vote at the special meeting.  As of March 1, 2012, 34,007,279 shares of Class A Common Stock, 4,722,684 shares of Class B Common Stock and 2,422,320 shares of Preferred Stock were issued and outstanding. As of March 1, 2012, there were no shares of Class C common stock issued or outstanding.

Q:           How many votes are needed for approval of each proposal?

The proposal to adopt the 2012 Retention Plan requires the holders of Common Stock, voting together as a single class, casting more votes in favor than against the 2012 Retention Plan, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share.

The Preferred Replacement Director will be elected by a plurality of the votes cast by the holders of the Preferred Stock entitled to vote in the election who are present, in person or by proxy, at the special meeting. Consequently, the Preferred Replacement Director nominee receiving the most votes of the holders of Preferred Stock will be elected to fill the vacancy created by the resignation of Mr. Siegelbaum. Only votes cast FOR a nominee will be counted.

As of the date of this Proxy Statement, Mr. Jeffrey H. Smulyan, Chairman, Chief Executive Officer and President of Emmis, directly owns shares of Common Stock entitling him to cast approximately 64.0% of the votes able to be cast by holders of Common Stock at the special meeting. Mr. Smulyan intends to vote his shares of Common Stock in favor of the proposal to adopt the 2012 Retention Plan, so the proposal is expected to be approved by the holders of the Common Stock.

As of the date of this Proxy Statement, pursuant to the terms of total return swaps and voting agreements entered into with certain holders of Preferred Stock, Emmis has the right to direct the vote of 1,484,679 outstanding shares of Preferred Stock, representing approximately 61.3% of the outstanding Preferred Stock and which constitutes a quorum for the election of the Preferred Replacement Director. Although Emmis intends to direct these shares of Preferred Stock to be present at the special meeting for quorum purposes, Emmis intends to withhold the vote of such shares for the election of the Preferred Replacement Director.

Q:	Has the board of directors made any recommendation with respect to each proposal?

A majority of the board of directors believes that adoption of the 2012 Retention Plan and the entry into the Voting and Transfer Restriction Agreement, described more fully in “Proposal 1: Approval of the Emmis Communications Corporation 2012 Retention Plan and Trust Agreement” and attached to this proxy statement as Appendix B, will provide Emmis with flexibility to amend the terms of the Preferred Stock that are set forth in the Articles of Incorporation, which amendment is being proposed pursuant to the preliminary proxy statement on Schedule 14A filed by Emmis with the SEC on March 13, 2012, as the same may be amended from time to time.  In addition, the board of directors believes the 2012 Retention Plan will (i) increase employee stock ownership opportunities, (ii) improve Emmis’ ability to retain a team of outstanding employees, and (iii) compensate employees for prior reductions in base salaries, a lack of merit increases for the current year and the increase in the employees’ share of benefit costs.  Accordingly, the board of directors believes that the 2012 Retention Plan is in the best interests of Emmis and the holders of the Common Stock and recommends that holders of the Common Stock vote FOR the 2012 Retention Plan.

David Gale, who was appointed as a director by the holders of the Preferred Stock, voted not to approve the 2012 Retention Plan because he believes that there is no economic reason for issuing shares of Preferred Stock to a trust under the 2012 Retention Plan other than to position Emmis to transfer wealth from the holders of the Preferred Stock to the holders of the Common Stock, and that the course of action being proposed uses corporate resources with the intent to subvert the rights of holders of the Preferred Stock and is not in the best interests of Emmis.

The board of directors is not making any recommendation as to whether holders of Preferred Stock (other than shares of Preferred Stock over which Emmis has the right to direct the vote) should vote for Michelle D. Bergman, the person nominated by certain holders of Preferred Stock to be elected as the Preferred Replacement Director.

Q:           How do I vote?

You may attend the special meeting and vote in person or you can vote by proxy. To vote by proxy, sign and date each proxy card you receive and return it in the prepaid envelope.

If you mark “abstain” on your proxy card, your shares will be counted as present for purposes of determining the presence of a quorum. You have the right to revoke your proxy at any time before the meeting by either notifying our corporate secretary or returning a later-dated proxy. You may also revoke your proxy by voting in person at the special meeting.

If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote on these proposals. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the meeting.

Q:           How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the special meeting in accordance with your instructions. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR the approval of the 2012 Retention Plan and FOR a nominee for whom you are entitled to vote.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Your broker will vote your shares only if you provide written instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:           What does it mean if I get more than one proxy card?

If you receive more than one proxy card, it means you hold shares registered in more than one account or may hold more than one class of shares.  Sign and return ALL proxy cards to ensure that all your shares are voted.

Q:	What are the voting rights of the Class A Common Stock and the Class B Common Stock?

For all matters to be addressed at the special meeting, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes. In this case, the Class A and Class B Common Stock vote together as a single class.

Q:           What are the voting rights of the Preferred Stock?

Each share of the Preferred Stock is entitled to one vote, voting separately as a class.  The Preferred Stock has no voting rights with respect to any other matter that might come up at the special meeting.

Q:            Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. will count the votes.

Q:           What constitutes a quorum?

A majority of the combined voting power of the outstanding Class A and Class B Common Stock, and a majority of the voting power of the Preferred Stock, entitled to vote at the meeting constitutes a quorum for the special meeting (i.e., counting one vote for each share of outstanding Class A Common Stock, ten votes for each share of outstanding Class B Common Stock and one vote for each share of outstanding Preferred Stock, present in person or represented by proxy). No additional quorum requirements apply to matters on which the holders of Class A and Class B Common Stock will vote together as a single class.

Q:           What do I need to do now?

First, read this Proxy Statement carefully.  Then, you should complete, sign and mail your proxy card in the enclosed return envelope as soon as possible.

Q:	How can I change my vote?

You may revoke your proxy at any time before it is exercised by:

—	sending in a later-dated, signed proxy card or a written revocation before the special meeting; or

—	attending the special meeting and voting in person (your attendance at the special meeting will not in and of itself constitute a revocation of your proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Emmis Communications Corporation
One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204
Attention: J. Scott Enright, Secretary

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the special meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Q:	How can I obtain directions to attend the special meeting in person?

If you need directions to the location of the special meeting, please contact our Investor Relations Department by e-mail at ir@emmis.com or toll-free by phone at (866) 366-4703.

Q:           What do I do if I have additional questions?

If you have any questions prior to the special meeting, please contact our Investor Relations Department by e-mail at ir@emmis.com or toll-free by phone at (866) 366-4703.

FORWARD-LOOKING STATEMENTS

This Proxy Statement  includes or incorporates “forward-looking statements,” as defined in the Securities and Exchange Act of 1934, as amended.  You can identify these forward-looking statements by our use of words such as “intend,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity” and similar expressions, whether in the negative or affirmative.  Such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from any future result, performance or achievement expressed or implied by such forward-looking statement. Such factors include, among others:

—	general economic and business conditions;

—	fluctuations in the demand for advertising and demand for different types of advertising media;

—	our ability to service our outstanding debt;

—	increased competition in our markets and the broadcasting industry;

—	our ability to attract and secure programming, on-air talent, writers and photographers;

—	inability to obtain (or to obtain timely) necessary approvals for purchase or sale transactions or to complete the transactions for other reasons generally beyond our control;

—	increases in the costs of programming, including on-air talent;

—	inability to grow through suitable acquisitions;

—	changes in audience measurement systems

—	new or changing regulations of the Federal Communications Commission or other governmental agencies;

—	competition from new or different technologies;

—	war, terrorist acts or political instability; and

—	other factors mentioned in documents filed by the Company with the Securities and Exchange Commission.

In addition, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions.  We undertake no obligation to update or revise any forward-looking statements because of new information, future events or otherwise.

PROPOSAL 1:	APPROVAL OF THE EMMIS COMMUNICATIONS CORPORATION 2012 RETENTION PLAN AND TRUST AGREEMENT

Our board of directors has adopted the Emmis Communications Corporation 2012 Retention Plan and Trust Agreement because a majority of the board of directors believes that adoption of the 2012 Retention Plan and the entry into the Voting and Transfer Restriction Agreement described below will provide Emmis with flexibility to amend the terms of the Preferred Stock that are set forth in the Articles of Incorporation, which amendment is being proposed pursuant to the preliminary proxy statement on Schedule 14A filed by Emmis with the SEC on March 13, 2012, as the same may be amended from time to time.  In addition, our board of directors believes the 2012 Retention Plan will (i) increase employee stock ownership opportunities, (ii) improve Emmis’ ability to retain a team of outstanding employees, and (iii) compensate employees for prior reductions in base salaries, a lack of merit increases for the current year and the increase in the employees’ share of benefit costs.  None of our executive officers or part time employees will be eligible to participate in the 2012 Retention Plan.  The following summary of the principal provisions of the 2012 Retention Plan is qualified by reference to the full text of the 2012 Retention Plan which is attached to this proxy statement as Appendix A.

Plan Administration.  The 2012 Retention Plan is administered by the Compensation Committee unless our board of directors or the Compensation Committee designates another committee or subcommittee to administer the 2012 Retention Plan. Subject to the 2012 Retention Plan’s provisions, the Compensation Committee has broad authority to, among other things, determine when grants may be made (and the amounts thereof); to interpret, and to adopt rules relating to, the 2012 Retention Plan; to determine the terms of the agreements relating to grants and to modify any such agreement with the consent of the grantee, when required; and to cancel existing awards and to substitute new ones.  Because of the Compensation Committee’s broad authority, the type and amount of awards to be received by any specific individual, or group of individuals, is currently indeterminable.  The initial trustee of the Trust established under the 2012 Retention Plan is Jeffrey H. Smulyan, Chairman, Chief Executive Officer and President of Emmis (the “Trustee”).

Awards. Awards made to employees under the 2012 Retention Plan will entitle grantees to receive a payout on the date that is two years after the date the 2012 Retention Plan is approved by the stockholders (the “Effective Date”), subject to the grantee’s continued employment on such date.  If a grantee’s employment with Emmis terminates for any reason prior to the second anniversary of the Effective Date, then the grantee will forfeit the award and will not receive a payout.  The amount of the payout for each grantee will be equal to the grantee’s percentage of the bonus pool.  The bonus pool is equal to the 400,000 shares of Preferred Stock that will be contributed  to the Trust on or prior to the Effective Date (as adjusted), and each grantee’s percentage of the bonus pool will be equal to the percentage of the grantee’s base salary (excluding any amounts in excess of $50,000) divided by all grantee’s base salaries (excluding amounts in excess of $50,000 per grantee). The payout will be made solely in the form of stock of Emmis. Upon a change in control, the Compensation Committee or the board of directors  may, in its sole discretion, provide for accelerated vesting and payout of the award.  The Compensation Committee, in its sole discretion, may provide for accelerated vesting and/or an accelerated payout if there is a sale or other disposition by the company of a radio station, magazine or other business unit, or the grantee dies or is disabled, in each case prior to the vesting date, in each case to the extent such accelerated vesting and/or payout does not result in adverse tax consequences under Section 409A of the Internal Revenue Code.

Prior to vesting, awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or as permitted by the Compensation Committee.

Other Information.    When permitted by the Compensation Committee, a grantee may elect to have withheld shares of our common stock to satisfy withholding tax liability with respect to the payout. The aggregate number of shares of  our stock and other matters related to the 2012 Retention Plan and awards, may be adjusted by the Compensation Committee to reflect any stock dividend, stock split, share combination, merger, consolidation, asset spin-off, reorganization, or similar event.

Amendment and Termination.  Subject to any shareholder approval requirement of applicable law or the rules of any national securities exchange, stock market or automated quotation service on which our common stock is listed or quoted, the board of directors may from time to time in its discretion amend or modify the 2012 Retention Plan without the approval of the shareholders. The 2012 Retention Plan will terminate on the earlier of (i) five (5) years following  the Effective Date, (ii) the distribution to grantees of all the assets of the Trust or (iii) such earlier date as the board of directors may determine.  No termination of the 2012 Retention Plan will affect outstanding awards.

Federal Income Tax Consequences.  Upon the grant of an award  under the 2012 Retention Plan, the grantee does not realize any taxable income and no deduction is available for us. Any shares received by a grantee in connection with payout of an award, is taxable as ordinary income to the grantee and generally we will be entitled to a deduction at the time the grantee is taxed in the amount of the grantee’s taxable income.   The 2012 Retention Plan contains provisions generally designed to prevent any award from constituting deferred compensation within the meaning of Section 409A of the Internal Revenue Code.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives.  Certain types of compensation are excluded from the $1.0 million deduction limitation.  The awards granted under the 2012 Retention Plan will not be excluded from the $1.0 million limitation. None of our executive officers will participate in the 2012 Retention Plan, so Section 162(m) of the Internal Revenue Code will not apply.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Shareholder Approval.  No awards will be granted under the 2012 Retention Plan unless the 2012 Retention Plan  is approved by our shareholders.  If the company chooses to exercise the repurchase right described below and issue shares of Class A Common Stock in exchange for the Preferred Stock, a separate shareholder approval may be required.

Voting and Transfer Restriction Agreement.  If the 2012 Retention Plan is approved, the Trustee and the Trust will enter into a Voting and Transfer Restriction Agreement with Emmis, pursuant to which Emmis will have the right to direct the vote of 400,000 shares of Preferred Stock contributed to the Trust under the 2012 Retention Plan.  In addition, the Voting and Transfer Restriction Agreement will provide the company the right to repurchase the Preferred Stock contributed to the Trust in exchange for the number of shares of Class A Common Stock into which the contributed Preferred Stock is convertible at the time the repurchase right is exercised.  The above description of the principal features of the repurchase right is qualified by reference to the full text of the Voting and Transfer Restriction Agreement which is attached to this proxy statement as Appendix B.

Emmis has already entered into total return swaps and voting agreements with certain other holders of Preferred Stock, and, giving effect to the entry into the Voting and Transfer Restriction Agreement with the Trustee of the Trust, Emmis will have the right to direct the vote of 1,884,679 shares of Preferred Stock, representing approximately 66.8% of the outstanding Preferred Stock (including the shares of Preferred Stock to be issued under the 2012 Retention Plan).  As noted above, on March 13, 2012, Emmis filed a preliminary proxy statement with the SEC in connection with proposals to amend the terms of Preferred Stock that are set forth in the Articles of Incorporation (the “Charter Amendments”).  Emmis intends to direct the vote of the above-described shares of Preferred Stock in favor of the proposals to adopt the Charter Amendments at a special meeting to be called to vote upon the proposed Charter Amendments, so the proposals to adopt the Charter Amendments are expected to be approved by the requisite holders of the Preferred Stock.

Recommendation of the Board of Directors. As noted above, a majority of our board of directors believes that adoption of the 2012 Retention Plan and the entry into the Voting and Transfer Restriction Agreement described above will provide Emmis with flexibility to amend the terms of the Preferred Stock that are set forth in the Articles of Incorporation.  In addition, our board of directors believes the 2012 Retention Plan will (i) increase employee stock ownership opportunities, (ii) improve Emmis’ ability to retain a team of outstanding employees, and (iii) compensate employees for prior reductions in base salaries, a lack of merit increases for the current year and the increase in the employees’ share of benefit costs.  Accordingly, our board of directors believes that the 2012

Retention Plan is in the best interests of Emmis and the holders of the Common Stock and recommends that holders of the Common Stock vote FOR the 2012 Retention Plan.

David Gale, who was appointed as a director by the holders of the Preferred Stock, voted not to approve the 2012 Retention Plan because he believes that there is no economic reason for issuing shares of Preferred Stock to a trust under the 2012 Retention Plan other than to position Emmis to transfer wealth from the holders of the Preferred Stock to the holders of the Common Stock, and that the course of action being proposed uses corporate resources with the intent to subvert the rights of holders of the Preferred Stock and is not in the best interests of Emmis.

PROPOSAL 2:	ELECTION OF PREFERRED REPLACEMENT DIRECTOR

The terms of the Preferred Stock provide that because Emmis has not declared a Preferred Stock dividend for at least six quarters, the holders of the Preferred Stock are entitled to elect two persons to the board of directors. Accordingly, at our annual meeting held on July 13, 2011, David Gale and Joseph R. Siegelbaum were each elected by holders of Preferred Stock for a one year term (subject to earlier elimination of their positions under our articles of incorporation), and until their respective successors have been elected and qualified.

On November 15, 2011, Mr. Siegelbaum resigned from our board of directors.  Consequently, Michelle D. Bergman has been nominated by holders of Preferred Stock to fill the vacancy created by the resignation of Mr. Siegelbaum.  The Preferred Replacement Director will hold office until his/her successor has been elected.

If, at the time of the special meeting, the Preferred Replacement Director nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The board of directors has no reason to believe that any substitute nominee or nominees will be required.

Name, Age, Principal Occupation(s) and
                 Business Experience

Nominated by Holders of Preferred Stock for a term expiring in 2012:

Michelle D. Bergman, Age 45

Ms. Bergman  is the founder of Bergman Law LLC, a New York-based law firm specializing in serving private equity funds, hedge funds, portfolio companies of private equity funds and early stage/start-up companies. Previously, Ms. Bergman served as Of Counsel at Benesch, Friedlander, Coplan & Aronoff LLP, Chief Executive Officer and Principal of WilPro Products, LLC and Senior Vice President, General Counsel and Corporate Secretary of Duane Reade Inc.  Ms. Bergman was nominated by Zazove Associates LLC, which is an owner of Preferred Stock.

Recommendation of the Board of Directors

Our board of directors is not making any recommendation as to whether holders of Preferred Stock (other than shares of Preferred Stock over which Emmis has the right to direct the vote) should vote for Michelle D. Bergman.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 1, 2012, there were 34,007,279 shares of our Class A Common Stock, 4,722,684 shares of our Class B Common Stock and 2,422,320 shares of our Preferred Stock issued and outstanding. The Class A Common Stock is entitled to an aggregate of 34,007,279 votes, the Class B Common Stock is entitled to an aggregate of 47,226,840 votes and the Preferred Stock is entitled to 2,422,320 votes, voting separately as a class. The following table shows, as of March 1, 2012, the number and percentage of our Common Stock and Preferred Stock held by each person known to us to own beneficially more than five percent of the issued and outstanding Common Stock or Preferred Stock, by the executive officers named in the beneficial ownership table below and our directors and nominee, and by our executive officers and directors as a group. Unless otherwise specified, the address of each person listed is: One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, IN 46204.

	Class A Common Stock		Class B Common Stock		6.25% Series A Cumulative Convertible Preferred Stock

Five Percent Shareholders, Directors, Nominee and Certain Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class	Percent of Total Voting Power

Jeffrey H. Smulyan	509,290(1)	1.5%	5,893,480(13)	100.0%	—	—	64.0%
Susan B. Bayh	341,981(2)	1%	—	—	—	—	*
Michelle D. Bergman	—	*	—	—	—	—	*
J. Scott Enright	235,863(3)	*	—	—	—	—	*
David Gale	25,389(4)	*	—	—	1,000(14)	*	*
Gary L. Kaseff	844,149(5)	2.4%	—	—	—	—	*
Richard A. Leventhal	449,385(6)	1.3%	—	—	—	—	*
Peter A. Lund	500,625(7)	1.5%	—	—	—	—	*
Greg A. Nathanson	648,790(8)	1.9%	—	—	—	—	*
Lawrence B. Sorrel	522,592(9)	1.5%	—	—	—	—	*
Patrick M. Walsh	364,089(10)	1.1%	—	—	—	—	*
Corre Opportunities Fund, LP	—	—	—	—	179,850 (15)	7.4%	7.4%
Emmis Communications Corporation	—	—	—	—	— (16)	—	*
Timothy J. Stabosz	1,790,150(11)	5.3%	—	—	—	—	*
Zazove Associates, LLC	—	—	—	—	491,510 (17)	20.3%	20.3%
All Executive Officers and Directors as a Group (12 persons)	5,314,340(12)	14.4%	5,893,480(13)	100.0%	1,000	*	69.1%

*	Less than 1%.

(1)
Consists of 8,441 shares held in the 401(k) Plan, 9,755 shares owned individually, 11,120 shares held by Mr. Smulyan as trustee for his children over which Mr. Smulyan exercises or shares voting control, 3,000 shares held by Mr. Smulyan as trustee for his niece over which Mr. Smulyan exercises or shares voting control, 30,625 shares held by The Smulyan Family Foundation, over which Mr. Smulyan shares voting control and 446,349 shares represented by stock options exercisable currently or within 60 days of March 1, 2012.

(2)
Consists of 228,158 shares owned individually and 113,823 shares represented by stock options exercisable currently or within 60 days of March 1, 2012.  Of the shares owned individually, 6,585 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(3)	Consists of 8,476 shares owned individually, 3,402 shares held in the 401(k) Plan and 235,863 shares represented by stock options exercisable currently or within 60 days of March 1, 2012.

(4)	Consists of 22,949 shares owned individually. Of the shares owned individually, 2,195 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(5)
Consists of 188,810 shares owned individually by Mr. Kaseff, 3,411 shares owned by Mr. Kaseff’s spouse, 1,346 shares held by Mr. Kaseff’s spouse for the benefit of their children, 2,395 shares held in the 401(k) Plan, and 648,187 shares represented by stock options exercisable currently or within 60 days of March 1, 2012. Of the shares owned individually, 4,390 are restricted stock subject to forfeiture if certain employment agreement or other conditions are not satisfied.

(6)
Consists of 314,962 shares owned individually, 3,000 shares owned by Mr. Leventhal’s spouse, 17,600 shares owned by a corporation of which Mr. Leventhal is a 50% shareholder and 113,823 shares represented by stock options exercisable currently or within 60 days of March 1, 2012. Of the shares owned individually, 2,195 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(7)
Consists of 401,437 shares owned individually and 99,188 shares represented by stock options exercisable currently or within 60 days of March 1, 2012. Of the shares owned individually, 2,195 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(8)
Consists of 490,967 shares owned individually or jointly with his spouse, 44,000 shares owned by trusts for the benefit of Mr. Nathanson’s children and 113,823 shares represented by stock options exercisable currently or within 60 days of March 1, 2012. Of the shares owned individually, 4,390 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(9)
Consists of 408,768.5 shares owned individually and 113,823.5 shares represented by stock options exercisable currently or within 60 days of March 1, 2012. Of the shares owned individually, 2,195 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(10)	Consists of 36,899 shares owned individually, 4,017 shares held in the 401(k) Plan and 323,173 shares represented by stock options exercisable currently or within 60 days of March 1, 2012.

(11)	Information concerning these shares was obtained from Schedule 13D filed on March 9, 2012, by Timothy John Stabosz, who has a mailing address of 1307 Monroe Street, Laporte, Indiana 46350.

(12)	Includes 2,881,753 shares represented by stock options exercisable currently or within 60 days of March 1, 2012.

(13)	Consists of 4,722,684 shares owned individually and 1,170,796 shares represented by stock options exercisable currently or within 60 days of March 1, 2012.

(14)	Consists of 1000 shares of Preferred Stock owned individually.

(15)
Information concerning these shares was obtained from an amendment to Schedule 13D filed on February 6, 2012, by Corre Partners Management, LLC on behalf of Corre Opportunities Fund, LP, each of which has a mailing address of 1370 Avenue of the Americas, 29th Floor, New York, New York 10019.  In addition, according to the amendment to Schedule 13D, on December 12, 2011, Corre Opportunities Fund, L.P., Zazove Associates, LLC, Kevan A. Fight and DJD Group, LLLP (collectively, the “Lock-Up Group”) entered into a Lock-Up Agreement pursuant to which, among other things, each of them agreed not to sell, assign, transfer, hypothecate or otherwise dispose of their Preferred Stock, including by any total return swap arrangement which could cause the ability to direct the vote of the Preferred Stock to be transferred or otherwise restricted.  First Derivative Traders LP joined the Lock-Up Agreement and the Lock-Up Group on January 20, 2012.  Members of the Lock-Up Group executed an Amendment to the Lock-Up Agreement dated January 31, 2012 to extend the stated term of the Lock-Up Agreement to April 30, 2012.  As of February 6, 2012, members of the Lock-Up Group hold an aggregate of 811,420 shares of Preferred Stock, which represents 33.5% of the outstanding preferred stock.

(16)
Emmis has the right to direct the vote of 1,484,679 shares of Preferred Stock, representing 61.3% of the outstanding Preferred Stock, pursuant to total return swaps and voting agreements with certain holders of Preferred Stock.

(17)
Information concerning these shares was obtained from an amendment to Schedule 13D filed on February 3, 2012, by Zazove Associates, LLC, which has a mailing address of 1001 Tahoe Blvd., Incline Village, Nevada 89451.  In addition, according to the amendment to Schedule 13D, on December 12, 2011, Zazove Associates, LLC, Corre Opportunities Fund, L.P., Kevan A. Fight and DJD Group, LLLP (collectively, the “Lock-Up Group”) entered into a Lock-Up Agreement pursuant to which, among other things, each of them agreed not to sell, assign, transfer, hypothecate or otherwise dispose of their Preferred Stock, including by any total return swap arrangement which could cause the ability to direct the vote of the Preferred Stock to be transferred or otherwise restricted.  First Derivative Traders LP joined the Lock-Up Agreement and the Lock-Up Group on January 20, 2012.  Members of the Lock-Up Group executed an Amendment to the Lock-Up Agreement dated January 31, 2012 to extend the stated term of the Lock-Up Agreement to April 30, 2012.  As of February 3, 2012, members of the Lock-Up Group hold an aggregate of 811,420 shares of Preferred Stock, which represents 33.5% of the outstanding preferred stock.

CORPORATE GOVERNANCE
General

Emmis aspires to the highest ethical standards for our employees, officers and directors, and remains committed to the interests of our shareholders. We believe we can achieve these objectives only with a plan for corporate governance that clearly defines responsibilities, sets high standards of conduct and promotes compliance with the law. The board of directors has adopted formal corporate governance guidelines, as well as policies and procedures designed to foster the appropriate level of corporate governance. Some of these guidelines and procedures are discussed below. For further information, including electronic versions of our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, our Audit Committee Charter, our Compensation Committee Charter, our Corporate Governance and Nominating Committee Charter and our Auditor Independence Policy, please visit the Corporate Governance section of our website (www.emmis.com) located under the Investors heading.

Independent Directors

Our board of directors currently consists of nine members. Of these, our board has determined that five (Mrs. Bayh and Messrs. Gale, Leventhal, Lund and Sorrel) qualify as “independent directors” under the listing standards of The NASDAQ Stock Market, Inc. Emmis is a “Controlled Company” as defined in the NASDAQ listing standards because more than 50% of the company’s voting power is held by one individual. The company is therefore, pursuant to NASDAQ Marketplace Rule 5615(c)(2), exempt from certain aspects of NASDAQ’s listing standards relating to independent directors. Nevertheless the company is in compliance with such rules.

Code of Ethics

Emmis has adopted a Code of Business Conduct and Ethics to document the ethical principles and conduct we expect from our employees, officers and directors. A copy of our Code of Business Conduct and Ethics is available in the Corporate Governance section of our website (www.emmis.com) located under the Investors heading.

Leadership Structure, Lead Director and Risk Oversight

The Emmis bylaws provide that the chairman of the board shall be the chief executive officer of the company. The board believes that this structure is in the best interest of the company’s shareholders at this time because it makes the best use of the chief executive officer’s extensive knowledge of the company and its industry and also facilitates communication between management and the board of directors.

Our independent directors appointed Richard A. Leventhal as the “Lead Director” effective March 1, 2011, replacing Susan B. Bayh who served in that role during the prior fiscal year. In that role, Mr. Leventhal is responsible for coordinating and leading the independent directors, presiding over executive sessions of the independent directors and acting as a liaison between the independent directors and the rest of the board of directors and Emmis management.

The board of directors expects the company’s management to take primary responsibility for identifying material risks the company faces and communicating them to the board, developing and implementing appropriate risk management strategies responsive to those risks with oversight from the board, and integrating risk management into the company’s decision-making processes. The board, principally through the Audit Committee, regularly reviews information regarding the company’s credit, liquidity and operational risks as well as strategies for addressing and managing such risks. In addition, the Compensation Committee monitors the company’s compensation programs so that such programs do not encourage excessive risk-taking by company employees.

Communications with Independent Directors

Any employee, officer, shareholder or other interested party who has an interest in communicating with the Lead Director or any other Emmis independent directors regarding any matter may do so by directing communication to Mr. Leventhal as the Lead Director addressed to Lead Director, c/o Corporate Secretary, Emmis Communications Corporation, One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204, by facsimile to (317) 684-5583, or by e-mail message to LeadDirector@emmis.com. The communication will be delivered to the independent directors as appropriate. For matters related to nominations or corporate governance, a communication should specify that it is directed to the Corporate Governance and Nominating Committee. For matters related to finance or auditing, a communication should specify that it is directed to the Audit Committee. For matters related to compensation, a communication should specify that it is directed to the Compensation Committee. Messages for any director or the board of directors as a whole may be delivered through the Lead Director as well.

Certain Committees of the Board of Directors

Our board of directors currently has several committees, including an Audit Committee, a Corporate Governance and Nominating Committee, a Compensation Committee and an Executive Committee.

Audit Committee. The Audit Committee’s primary responsibility is to engage our independent auditors and otherwise to monitor and oversee the audit process. The Audit Committee also undertakes other related responsibilities as summarized in the Report of the Audit Committee below and detailed in the Audit Committee Charter, which is available in the Corporate Governance section of our website (www.emmis.com) located under the Investors heading. The board of directors has determined that the members of the Audit Committee, Richard A. Leventhal (chair), Peter A. Lund and Lawrence B. Sorrel, are independent directors under the Securities Exchange Act of 1934 and the NASDAQ listing standards. The board of directors has also determined that Lawrence B. Sorrel is an “Audit Committee financial expert” as defined in rules adopted under the Securities Exchange Act of 1934. The Audit Committee held four meetings during the last fiscal year.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee’s primary responsibility is to assist the board of directors by (1) identifying individuals qualified to become members of the board of directors and recommending nominees to the board of directors for the next annual meeting of shareholders and (2) evaluating and assessing corporate governance issues affecting Emmis. The Corporate Governance and Nominating Committee charter is available in the Corporate Governance section of our website (www.emmis.com) located under the Investors heading. The Corporate Governance and Nominating Committee evaluates current members of the board of directors and potential candidates with respect to their independence, business, strategic and financial skills, as well as overall experience in the context of the needs of the board of directors as a whole. The Corporate Governance and Nominating Committee concentrates its focus on candidates with the following characteristics and qualifications, though not necessarily limited thereto:

—	Chief executive officers or senior executives, particularly those with experience in broadcasting, finance, marketing and information technology.

—	Individuals representing diversity in gender and ethnicity.

—	Individuals who meet the current criteria to be considered as independent directors.

The Corporate Governance and Nominating Committee will consider and evaluate potential nominees submitted by holders of our Class A common stock to our corporate secretary on or before the date for shareholder nominations specified in the “Shareholder Proposals” section of this proxy statement. These potential nominees will be considered and evaluated using the same criteria as potential nominees obtained by the Corporate Governance and Nominating Committee from other sources.

In its assessment of each potential candidate, including those recommended by shareholders, the Corporate Governance and Nominating Committee takes into account all factors it considers appropriate, which may include (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties, and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and related industries, independence of thought and an ability to work collegially. The Corporate Governance and Nominating Committee also may consider the extent to which the candidate would fill a present need on the board of directors. Typically, after conducting an initial evaluation of a candidate, the Corporate Governance and Nominating Committee will interview that candidate if it believes the candidate might be suitable to be a director and may ask the candidate to meet with other directors and management. If the Corporate Governance and Nominating Committee believes a candidate would be a valuable addition to the board of directors, it will recommend to the full board that candidate’s nomination as a director.

The members of the Corporate Governance and Nominating Committee are Susan B. Bayh (chair) and Richard A. Leventhal, both of whom are “independent directors” under NASDAQ standards. The Corporate Governance and Nominating Committee held two meetings during the last fiscal year.

Compensation Committee. The Compensation Committee provides a general review of our compensation and benefit plans to ensure that our corporate objectives are met, establishes compensation arrangements and approves compensation payments to our executive officers, and generally administers our stock option and incentive plans. The Compensation Committee’s charter is available in the Corporate Governance section of our website (www.emmis.com) located under the Investors heading. The members of the Compensation Committee are Peter A. Lund (chair), Susan B. Bayh and Lawrence B. Sorrel, all of whom are independent directors under NASDAQ standards. The Compensation Committee held five meetings during the last fiscal year.

Executive Committee. The Executive Committee has the authority to manage the business of the company to the same extent that the board of directors has the authority to manage the business of the company except to the extent that the executive committee’s powers may be limited by Ind. Code § 23-1-34-6(e). The members of the Executive Committee are Jeffrey H. Smulyan (chair), Lawrence B. Sorrel and Susan B. Bayh. The Executive Committee held no meetings during the last fiscal year.

Meeting Attendance

During our last fiscal year, our board of directors held 13 meetings, either in person or by telephone. Each director attended at least 75% of the aggregate of (1) the total number of meetings of our board of directors held while he or she was a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served on the committee.

We believe that communication between our shareholders and the members of our board of directors is enhanced by the opportunity for personal interaction at our annual meeting of shareholders.  Accordingly, we encourage the members of our board of directors to attend our annual meeting of shareholders whenever possible.  At our annual meeting of shareholders held on July 13, 2011, seven of the nine members who are currently on our board of directors were in attendance.

Compensation of Directors

Directors who are not officers of Emmis are compensated for their services at the rate of $3,000 per board of directors meeting attended in person, $1,500 per board of directors meeting attended by phone and $2,000 per committee meeting attended, whether in person or by phone. These fees are paid in the form of Class A common stock after the end of each calendar year. The per share price used for payment of these fees is established using the market value of Emmis Class A common stock prior to the end of the previous fiscal year, discounted by 20% to the extent the director attends at least 75% of the board and committee meetings applicable to the director.  Each of our non-officer directors attended a sufficient number of meetings to receive the discount for the calendar year ended December 31, 2011. In addition, each director who is not an officer or employee of Emmis receives a $30,000 annual retainer, the chair of our Audit Committee receives a $10,000 annual retainer, the chair of our Compensation Committee receives a $5,000 annual retainer, the chair of our Corporate Governance and Nominating Committee receives a $3,000 annual retainer, and the Lead Director receives a $3,000 annual retainer. These annual retainers were paid in cash or shares of Class A common stock at each director’s election. In addition, directors who are not officers of Emmis are entitled to receive annually 2,195 shares of restricted stock and options to purchase 7,317 shares of Class A common stock. The options are granted on the date of our annual meeting of shareholders at the fair market value of the underlying shares on that date and are to vest annually in three equal installments. Restricted stock is also granted on the date of our annual meeting of shareholders and will vest on the earlier of the end of the director’s three-year term or the third anniversary of the date of grant.  In March 2011, each of our directors was also awarded a grant of options to purchase 100,000 shares of Class A Common Stock.  These options vest in three equal annual installments beginning on the first anniversary of the grant date.

In the table below, we have set forth information regarding the compensation for the fiscal year ended February 29, 2012, received by each of our directors as of February 29, 2012 who is not an officer of Emmis. The dollar amounts in the table below for stock and option awards are the grant date fair market values associated with such awards.

2012 DIRECTOR COMPENSATION TABLE

	Fees Earned or	Stock	Option	All Other
Name	Paid in Cash	Awards (1)(2)	Awards (3)	Compensation (4)	Total

Susan B. Bayh	$0	$81,990	$102,446	$—	$184,436
David Gale	30,000	12,736	6,286	—	40,475
Gary L. Kaseff	30,000	41,539	102,446	95,035	269,040
Richard A. Leventhal	43,000	47,073	102,446	—	192,519
Peter A. Lund	0	81,232	102,446	—	183,678
Greg A. Nathanson	0	62,468	102,446	—	164,914
Lawrence B. Sorrel	0	69,452	102,446	—	171,898

(1)
On July 14, 2011, each director named in the table above received a grant of 2,195 restricted shares, having an aggregate date of grant fair value of $2,261 using the closing price as of the date of grant. In the following table we set forth for each named director the number of unrestricted shares the director received on January 3, 2012, for meeting fees, and in the case of Mrs. Bayh and Messrs. Lund, Sorrel and Nathanson, the unrestricted shares received for retainers for which they elected payment in stock for the fiscal year ended 2012:

Name	Shares
Mrs. Bayh	112,295
Mr. Gale	14,754
Mr. Kaseff	39,344
Mr. Leventhal	63,115
Mr. Lund	111,227
Mr. Nathanson	84,799
Mr. Sorrel	94,635

(2)	At February 29, 2012, each named director had the following number of shares of restricted stock which were scheduled to vest on the following date:

Name	Shares	Vesting Date
Mrs. Bayh	6,585	Annual meeting for Fiscal 2012
Mr. Gale	2,195	Annual meeting for Fiscal 2012
Mr. Kaseff	4,390	Annual meeting for Fiscal 2012
Mr. Leventhal	2,195	Annual meeting for Fiscal 2014
Mr. Lund	2,195	Annual meeting for Fiscal 2014
Mr. Nathanson	4,390	Annual meeting for Fiscal 2013
Mr. Sorrel	2,195	Annual meeting for Fiscal 2014

(3)
In the following table we have set forth information regarding options held by each named director as of February 29, 2012. Options vest on the earlier of the dates shown, or the day before the annual meeting for the fiscal year in which the date shown falls.

	Number of Shares
	Underlying	Option Exercise	Option Expiration
Name	Options #	Price $	Date	Option Vesting Date
Mrs. Bayh	7,317	1.03	7/13/2021	1/3 on each of 7/13/12, ’13 & ’14
	100,000	1.15	3/4/2021	1/3 on each of 3/4/12, ’13 & ’14
	7,317	0.48	12/17/20	1/3 on each of 12/17/11, ’12 & ’13
	7,317	0.28	7/14/19	1/3 on each of 7/14/10, ’11 & ’12
	7,317	1.70	7/15/18	Fully Vested
	7,317	8.84	7/11/17	Fully Vested
	7,317	8.71	2/13/17	Fully Vested
	7,317	12.19	7/13/15	Fully Vested
	14,635	14.21	6/30/14	Fully Vested
	14,635	15.48	6/25/13	Fully Vested
	14,635	13.56	6/24/12	Fully Vested

Mr. Kaseff	7,317	1.03	7/13/2021	1/3 on each of 7/13/12, ’13 & ’14
	100,000	1.15	3/4/2021	1/3 on each of 3/4/12, ’13 & ’14
	7,317	0.48	12/17/20	1/3 on each of 12/17/11, ’12 & ’13
	175,000	0.295	3/2/19	1/3 on each of 3/2/10, ’11 & ’12
	36,587	2.95	3/1/18	Fully Vested
	36,587	8.21	3/1/17	Fully Vested
	36,587	11.17	3/1/16	Fully Vested
	36,587	12.81	3/1/15	Fully Vested
	73,174	17.45	3/1/14	Fully Vested
	73,174	11.22	3/4/13	Fully Vested
	73,174	19.90	3/1/12	Fully Vested

Mr. Leventhal	7,317	1.03	7/13/2021	1/3 on each of 7/13/12, ’13 & ’14
	100,000	1.15	3/4/2021	1/3 on each of 3/4/12, ’13 & ’14
	7,317	0.48	12/17/20	1/3 on each of 12/17/11, ’12 & ’13
	7,317	0.28	7/14/19	1/3 on each of 7/14/10, ’11 & ’12
	7,317	1.70	7/15/18	Fully Vested
	7,317	8.84	7/11/17	Fully Vested
	7,317	8.71	2/13/17	Fully Vested
	7,317	12.19	7/13/15	Fully Vested
	14,635	14.21	6/30/14	Fully Vested
	14,635	15.48	6/25/13	Fully Vested
	14,635	13.56	6/24/12	Fully Vested

Mr. Lund	7,317	1.03	7/13/2021	1/3 on each of 7/13/12, ’13 & ’14
	100,000	1.15	3/4/2021	1/3 on each of 3/4/12, ’13 & ’14
	7,317	0.48	12/17/20	1/3 on each of 12/17/11, ’12 & ’13
	7,317	0.28	7/14/19	1/3 on each of 7/14/10, ’11 & ’12
	7,317	1.70	7/15/18	Fully Vested
	7,317	8.84	7/11/17	Fully Vested
	7,317	8.71	2/13/17	Fully Vested
	7,317	12.19	7/13/15	Fully Vested
	14,635	14.21	6/30/14	Fully Vested
	14,635	15.48	6/25/13	Fully Vested

Mr. Nathanson	7,317	1.03	7/13/2021	1/3 on each of 7/13/12, ’13 & ’14
	100,000	1.15	3/4/2021	1/3 on each of 3/4/12, ’13 & ’14
	7,317	0.48	12/17/20	1/3 on each of 12/17/11, ’12 & ’13
	7,317	0.28	7/14/19	1/3 on each of 7/14/10, ’11 & ’12
	7,317	1.70	7/15/18	Fully Vested

	Number of Shares
	Underlying	Option Exercise	Option Expiration
Name	Options #	Price $	Date	Option Vesting Date
	7,317	8.84	7/11/17	Fully Vested
	7,317	8.71	2/13/17	Fully Vested
	7,317	12.19	7/13/15	Fully Vested
	14,635	14.21	6/30/14	Fully Vested
	14,635	15.48	6/25/13	Fully Vested
	14,635	13.56	6/24/12	Fully Vested

Mr. Sorrel	7,317	1.03	7/13/2021	1/3 on each of 7/13/12, ’13 & ’14
	100,000	1.15	3/4/2021	1/3 on each of 3/4/12, ’13 & ’14
	7,317	0.48	12/17/20	1/3 on each of 12/17/11, ’12 & ’13
	7,317	0.28	7/14/19	1/3 on each of 7/14/10, ’11 & ’12
	7,317	1.70	7/15/18	Fully Vested
	7,317	8.84	7/11/17	Fully Vested
	7,317	8.71	2/13/17	Fully Vested
	7,317	12.19	7/13/15	Fully Vested
	14,635	14.21	6/30/14	Fully Vested
	14,635	15.48	6/25/13	Fully Vested
	14,635	13.56	6/24/12	Fully Vested

(4)
During fiscal 2012, as a non-officer employee of the company Mr. Kaseff earned $93,400 in employee compensation, he received $1,287 in 401(k) plan matching contributions, as well as $348 in a tax gross up on life insurance premiums.

Transactions with Related Persons

Although Emmis no longer makes loans to executive officers and directors, we currently have a loan outstanding to Jeffrey H. Smulyan, our Chairman, Chief Executive Officer and President, that is grandfathered under the Sarbanes-Oxley Act of 2002. The largest aggregate amount outstanding on this loan at any month-end during fiscal 2011 was $1,074,592 and the balance at February 28, 2011 and February 29, 2012 was $1,118,515 and $1,118,515 respectively. This loan bears interest at our cost of debt under our Credit Agreement, which at February 28, 2011 and February 29, 2012 was approximately 5.5% and 8.8% per annum, respectively.

Prior to 2002, the Company had made certain life insurance premium payments for the benefit of Mr. Smulyan. The Company discontinued making such payments in 2001; however, pursuant to a Split Dollar Life Insurance Agreement and Limited Collateral Assignment dated November 2, 1997, the Company retains the right, upon Mr. Smulyan’s death, resignation or termination of employment, to recover all of the premium payments it has made, which total $1,119,000.

As previously disclosed, JS Acquisition, Inc. (“JS Acquisition”), a corporation owned entirely by Mr. Smulyan, filed suit against Alden Global Capital (together with its affiliates and related parties, “Alden”) in connection with a series of transactions in 2010 designed to take Emmis private (the “Going Private Transaction”) in which Emmis, JS Acquisition and Alden participated.  Subsequently, Alden sued each of the directors of Emmis in New York state court alleging breach of fiduciary duty and related claims in connection with the Going Private Transaction.  On March 21, 2011, Emmis also filed suit against Alden in Federal District Court for the Southern District of New York, seeking recoupment of approximately $0.3 million of short-swing profits under section 16 of the Securities Exchange Act of 1934.

As previously disclosed, on November 22, 2011, Alden and Emmis entered into a mutual release of any claims existing between (i) Alden, certain affiliated entities, Joseph R. Siegelbaum and certain other persons, on the one hand, and (ii) Emmis, certain affiliated entities, Mr. Smulyan, and certain entities affiliated with Mr. Smulyan, on the other hand.  The mutual release became effective upon the closing of the purchase of the Preferred Stock pursuant to the total return swap in connection with the securities purchase agreement entered into between Emmis and Alden on November 22, 2011.

Review and Approval of Related Party Transactions

Our board of directors has adopted a written policy for review, approval and monitoring of transactions between the company and “related parties.” Related parties are directors, executive officers, nominees to become a director, any person beneficially owning more than 5% of any class of our stock, immediate family members of any of the foregoing, and any entity in which any of the forgoing persons is employed or is a general partner or principal or in which the person has a 10% or greater beneficial ownership interest. The policy covers transactions involving amounts exceeding $120,000 in which a related party had, has or will have a direct or indirect interest.

Procedures. The related party is required to notify our legal department of the facts and circumstances of any proposed related party transaction. The legal department makes an initial determination of whether the transaction is subject to the policy. If the legal department determines that the policy is applicable, the transaction is referred to our Audit Committee. Either the Audit Committee, or the chair of the Audit Committee between Audit Committee meetings, considers the facts and circumstances of the proposed transaction and determines whether to approve the transaction. The Audit Committee or the chair, as the case may be, considers, among other things:

—	The benefits of the transaction to the company;

—	The impact of the transaction on a director’s independence;

—	The availability of other sources for comparable products or services;

—	The terms of the transaction; and

—	The terms available to unrelated third parties.

The Audit Committee may seek bids, quotes or independent valuations from third parties in connection with assessing a related party transaction. The Audit Committee or the chair may approve only transactions that they determine are in, or are not inconsistent with, the best interest of the company.

Ratification. If a transaction that was not a related party transaction when it was entered into becomes a related party transaction, or our CEO, CFO or general counsel become aware that a transaction that was not approved is a related party transaction, they must promptly submit the transaction for review by the Audit Committee, or the chair of the Audit Committee between Audit Committee meetings.

Annual Review. From time to time, the Audit Committee will review previously approved related party transactions that have a remaining term of six months or more or remaining amounts involved in excess of $120,000. Based on the factors described above, the Audit Committee determines whether to continue, modify or terminate the transaction.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of three directors whom the board of directors has determined are “independent directors” as defined by NASDAQ listing standards. The Audit Committee’s responsibilities are set forth in its written charter approved by the board of directors. The charter is reviewed annually by the Audit Committee. A copy of the Audit Committee charter may be found in the Corporate Governance section of our website (www.emmis.com) located under the Investors heading. As required by

NASDAQ listing standards, the Audit Committee has determined that its charter is adequate. The Audit Committee has also determined that its members meet the financial literacy requirements of NASDAQ listing standards.

Management is responsible for the company’s internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report on them. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes.

The board of directors, upon the recommendation of the Audit Committee, has adopted an Auditor Independence Policy that, among other things, prohibits the company’s independent auditor from performing certain non-audit services for the company, requires prior approval of the Audit Committee for any services provided by the company’s independent auditor, limits the hiring by the company of former employees of the company’s independent auditor who have worked on the Emmis account and requires enhanced disclosure both to the Audit Committee and to shareholders of matters related to auditor independence.

For the fiscal year ended February 29, 2012, the Audit Committee engaged Ernst & Young LLP to serve as the company’s independent auditor.  However, as of the date of this Proxy Statement, we have not yet completed the preparation of our consolidated financial statements as of and for the fiscal year ended February 29, 2012.  Accordingly, the Audit Committee has not yet held discussions with management or Ernst & Young LLP regarding the consolidated financial statements for the company’s last fiscal year, and the Audit Committee has not yet been able to determine whether the audited financial statements for the company’s last fiscal year should be included in our Form 10-K, or make a formal recommendation to the board of directors to that effect.  In addition, the Audit Committee has not yet discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 114, as amended (“Communication with Audit Committees”), and Public Company Accounting Oversight Board AU section 380 (“Communication with Audit Committees”).

The Audit Committee has not yet received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has not yet discussed with the independent registered public accountants that firm’s independence.

Richard A. Leventhal
Peter A. Lund
Lawrence B. Sorrel

EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the chief executive officer and the two most highly compensated executive officers other than the chief executive officer (collectively, the “Named Executive Officers”) during the fiscal years ended February 29, 2012 and February 28, 2011.

2012 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (1) ($)	All Other Compensation (3) ($)	Total ($)
Jeffrey H. Smulyan,	2012	825,000	1,427,380	—	98,601	412,500	37,991	2,801,472
Chief Executive Officer	2011	792,259	700,000	—	—	594,194	42,205	2,128,658

Patrick M. Walsh,	2012	600,000	737,440	—	143,675	205,553	19,971	1,706,639
Executive Vice President,	2011	556,200	—	—	—	394,902	25,641	976,743
Chief Financial Officer and
Chief Operating Officer

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (1) ($)	All Other Compensation (3) ($)	Total ($)

J. Scott Enright,	2012	375,000	538,750	—	—	75,000	19,567	1,008,317
Executive Vice President,	2011	350,000	25,000	—	—	105,000	22,640	502,640
General Counsel and Secretary

(1)
Under our 2011 Corporate Incentive Plan, we paid performance bonuses to executive officers as follows due to the attainment of certain pre-established goals based on EBITDA that were set forth in the 2011 Corporate Incentive Plan adopted at the beginning of the last fiscal year: Mr. Smulyan, $594,194, Mr. Walsh, $394,902; and Mr. Enright, $105,000. Mr. Smulyan also received a $700,000 bonus during the year ended February 28, 2011 for attainment of certain performance goals as outlined in his employment agreement and Mr. Enright received a $25,000 payment in respect of a completion bonus under his employment agreement.  Under our 2012 Corporate Incentive Plan, we paid performance bonuses to executive officers as follows due to the attainment of certain pre-established goals based on EBITDA that were set forth in the 2012 Corporate Incentive Plan adopted at the beginning of the fiscal year: Mr. Smulyan $412,500, Mr. Walsh $205,553, and Mr. Enright $75,000.  The executive offices also received bonuses in connection with the completion of the sale of certain radio stations and an amendment to the company’s senior credit agreement: Mr. Smulyan $1,427,380, Mr. Walsh $381,240, and Mr. Enright $163,750.  Messrs. Walsh and Enright also received $356,200 and $375,000, respectively, in contract completion payments.

(2)
A discussion of the assumptions used in calculating these values may be found in Note 4 to our audited financial statements beginning on page 65 of our annual report on Form 10-K for the fiscal year ended February 28, 2011 for fiscal year 2011 awards.

(3)	The following table sets forth the items comprising “All Other Compensation” for each named executive officer.

Name	Year	Perquisites and Other Personal Benefits (A) ($)	Tax Reimbursements ($)	Insurance Premiums (B) ($)	Company Contributions to Retirement and 401(k) Plans ($)	Dividends Paid on Restricted Stock ($)	Severance Payments ($)	Total ($)

Jeffrey H. Smulyan	2012	24,000	1,051	10,000	2,940	—	—	37,991

Patrick M. Walsh	2012	12,000	138	5,000	2,832	—	—	19,970

J. Scott Enright	2012	12,000	531	4,377	2,658	—	—	19,566

(A)	Perquisites and other personal benefits for named executive officers consists of an automobile allowance.

(B)	The company paid premiums for life, disability or long-term care insurance for Messrs. Smulyan, Walsh and Enright.

Employment Agreements

Effective December 15, 2009, we entered into a three-year employment agreement with Mr. Smulyan, who serves as our Chairman, Chief Executive Officer and President. The term of the agreement commenced on March 1, 2010. Mr. Smulyan’s base salary was reduced from $833,957 to $792,259 for the first year, then increased to $825,000 for the second year, and will increase to $850,000 for the third year. Mr. Smulyan received a $200,000 signing bonus in connection with execution of the agreement, as well as a performance bonus of $700,000. The performance bonus was earned quarterly during the first year of the term when the company met certain consolidated EBITDA requirements set forth in the Emmis Operating Company senior credit agreement. Both the signing bonus and any earned performance bonus will be repayable to the company in full in the event that Mr. Smulyan is terminated for cause or resigns without good reason prior to completion of the term. Mr. Smulyan’s employment agreement will automatically renew each year following the initial three-year term for additional one-year terms unless either the company or Mr. Smulyan provides the other with written notice of non-renewal prior to

December 31 of the final year of the initial or subsequent term, as applicable. Mr. Smulyan’s base salary upon any such annual renewal will increase by $25,000. Mr. Smulyan’s annual incentive compensation target remains 125% of his base salary and will be paid, if at all, based upon achievement of certain performance goals to be determined by our Compensation Committee. The company retains the right to pay any annual incentive compensation in cash, forgiveness of indebtedness or shares of our Class A common stock. Mr. Smulyan was not entitled to stock options during the first year of the term, but will be entitled to receive an option to acquire 150,000 shares of our Class A common stock in each of the second and third years of the term, as well as in any additional one-year renewal term. Mr. Smulyan will continue to receive an automobile allowance and will continue to be reimbursed for up to $10,000 per year in premiums for life and disability insurance and retains the right to participate in all of our employee benefit plans for which he is otherwise eligible.

Effective December 15, 2008, we entered into an employment agreement with Patrick Walsh, who served as Chief Financial Officer and Chief Operating Officer of the company, extending his employment through September 3, 2011. Under the terms of his employment agreement, Mr. Walsh’s annual base compensation for the first year of the employment agreement was $540,000, and was $556,200 for the remainder of the term. However, Mr. Walsh agreed to a 5% decrease to his base salary for the fiscal year ended February 28, 2010. Mr. Walsh’s annual incentive compensation targets for fiscal years 2010, 2011, and 2012 were 100% of his base compensation. The award of annual incentive compensation was based upon achievement of certain performance goals to be determined each year by our Compensation Committee, and the company had the right to pay any annual incentive compensation in cash or shares of our common stock. Since Mr. Walsh continued to be employed as of September 3, 2009, his completion bonus of 20,000 shares of our common stock and $200,000 were awarded and paid as previously provided under his previous employment agreement. Mr. Walsh also received a completion bonus upon the expiration of the agreement equal to 100% of his annual base compensation minus $200,000, but not the additional payments (inclusive of the minimum completion bonus amount) of $750,000 or $1,100,000 based upon the levels of total shareholder return set forth in the employment agreement. Mr. Walsh received an automobile allowance of $12,000 annually and was reimbursed for up to $5,000 per year in premiums for life and disability insurance and had the right to participate in all of our employee benefit plans for which he is otherwise eligible.

Effective September 4, 2011, we entered into a new two-year new employment agreement with Mr. Walsh, who serves as our Executive Vice President, Chief Financial Officer and Chief Operating Officer.  Mr. Walsh’s annual base compensation for the term of the employment agreement is $600,000.  Mr. Walsh’s annual incentive compensation targets for fiscal years 2012, 2013, and 2014 are 100% of his base compensation.  In the event that Mr. Walsh’s employment terminates upon expiration of the employment agreement, Mr. Walsh’s annual incentive compensation for fiscal year 2014 will be pro-rated.  The company retains the right to pay any annual incentive compensation in cash or shares of our common stock.  Additionally, the award of annual incentive compensation is based upon achievement of certain performance goals to be determined each year by our Compensation Committee.  On September 8, 2011, Mr. Walsh received an option to acquire 250,000 shares of our Class A Common Stock.  Mr. Walsh is also scheduled to receive a completion bonus upon the expiration of the agreement equal to at least $500,000, with additional targets (inclusive of the minimum completion bonus amount) of $800,000 and $1,200,000 based upon certain increases in share price set forth in the employment agreement.  Mr. Walsh will receive an automobile allowance of $1,000 per month and will be reimbursed for up to $5,000 per year in premiums for life and disability insurance and professional fees related to estate planning.  Mr. Walsh retains the right to participate in all of our employee benefit plans for which he is otherwise eligible.  The agreement remains subject to termination by our board of directors for cause (as defined in the agreement), and by Mr. Walsh for good reason (as defined in the agreement) upon written notice.  Mr. Walsh is entitled to certain termination benefits upon disability or death, and certain severance benefits.  See “—Potential Payments upon Termination or Change in Control.”

Effective March 1, 2009, we entered into a three-year employment agreement with J. Scott Enright, who served as our Executive Vice President, General Counsel and Secretary.  Mr. Enright’s annual base compensation for the first year of the employment agreement was $325,000, with $25,000 annual increases thereafter.  However, Mr. Enright agreed to a 5% reduction in his base salary for the fiscal year ended February 28, 2010, and the base salary after such reduction was $308,750.  Mr. Enright’s annual incentive compensation targets were 50% of his base compensation.  The company had the right to pay any annual incentive compensation in cash or shares of our common stock.  Additionally, the award of annual incentive compensation was based upon achievement of certain performance goals that were determined each year by our Compensation Committee.  On or about March 1, 2009, Mr. Enright received an option to acquire 150,000 shares of our Class A Common Stock.  Mr. Enright received a completion bonus upon the expiration of the agreement equal to $375,000.  In addition, in respect of the completion bonus in Mr. Enright’s prior employment agreement, Mr. Enright was paid $132,000 upon execution of the employment agreement and received additional payments of $25,000 on each of May 31, 2009, August 31, 2009, November 30, 2009, and February 28, 2010.  Mr. Enright received an automobile allowance of $1,000 per month and was reimbursed for up to $5,000 per year in premiums for life and disability insurance and professional fees related to estate planning.  Mr. Enright had the right to participate in all of our employee benefit plans for which he is otherwise eligible.  The agreement was subject to termination by our board of directors for cause (as defined in the agreement), and by Mr. Enright for good reason (as defined in the agreement) upon written notice.  Mr. Enright was entitled to certain termination benefits upon disability or death, and certain severance benefits.

Effective March 1, 2012, we entered into a new five-year employment agreement with Mr. Enright, who serves as our Executive Vice President, General Counsel and Secretary.  Mr. Enright’s annual base compensation for the first year of the employment agreement is $390,000, with 3% annual increases thereafter.  Mr. Enright’s annual incentive compensation targets are 50% of his base compensation.  The company retains the right to pay any annual incentive compensation in cash or shares of our common stock.  Additionally, the award of annual incentive compensation is based upon achievement of certain performance goals to be determined each year by our Compensation Committee.  On March 1, 2012, Mr. Enright received an option to acquire 250,000 shares of our Class A Common Stock.  Mr. Enright is also scheduled to receive a completion bonus upon the expiration of the agreement equal to $500,000.  Mr. Enright will receive an automobile allowance of $1,000 per month and will be reimbursed for up to $5,000 per year in premiums for life and disability insurance and professional fees related to estate planning.  Mr. Enright retains the right to participate in all of our employee benefit plans for which he is otherwise eligible.  The agreement remains subject to termination by our board of directors for cause (as defined in the agreement), and by Mr. Enright for good reason (as defined in the agreement) upon written notice.  Mr. Enright is entitled to certain termination benefits upon disability or death, and certain severance benefits. See “—Potential Payments upon Termination or Change in Control.”

2012 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE (1)

		Option Awards			Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (2) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)
Name	Exercisable	Unexercisable

Jeffrey H. Smulyan		150,000	1.02	5/4/21
		150,000	1.14	11/02/19
		150,000	0.295	3/02/19
	146,349		2.95	3/01/18
	146,349		8.21	3/01/17
	292,699		11.17	3/01/16
	292,699		12.81	3/01/15
	439,049		17.45	3/01/14

Patrick M. Walsh		250,000	0.69	9/8/21
	250,000		0.425	12/15/18
	29,269		2.95	3/01/18
	29,269		8.21	3/01/17
	14,635		8.30	9/04/16

J. Scott Enright		120,000	0.355	4/17/19
		30,000	0.295	3/02/19

Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (2) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)
Name	Exercisable	Unexercisable
10,000	2.95	3/01/18
7,900	8.21	3/01/17
7,317	11.17	3/01/16
7,317	12.81	3/01/15
14,378	17.45	3/01/14
13,903	11.22	3/04/13
13,170	19.90	3/06/12

(1)	We have adjusted the exercise prices and numbers of shares subject to options referred to in this table and accompanying text and footnotes for the effect of the $4.00 per share special dividend we paid on November 22, 2006. We have also adjusted the numbers of restricted shares granted or to be granted after that date to reflect a 2 for 1 stock split in 2000. The shares we refer to in this table are Class A common shares of the company.

(2)
Mr. Smulyan’s options expiring 5/4/21 will become exercisable 1/3 on 5/4/12, 1/3 on 5/4/13, and 1/3 on 5/4/14, and his options expiring 3/2/19 and 11/2/19 become exercisable on 3/2/12.  Mr. Walsh’s options expiring 9/8/21 will become exercisable on 9/8/13.  Mr. Enright’s options expiring 3/2/19 and 4/17/19 become exercisable on 3/2/12.

Retirement Plan

Emmis sponsors a Section 401(k) retirement savings plan that is available to substantially all employees age 18 years and older who have at least 30 days of service. Employees may make pretax contributions to the plans up to 50% of their compensation, not to exceed the annual limit prescribed by the Internal Revenue Service (“IRS”). Emmis may make discretionary matching contributions to the plans in the form of cash or shares of our Class A common stock.

In April 2010, we reinstated the discretionary 401(k) match. Employee contributions have been matched at 33% up to a maximum of 6% of eligible compensation. Emmis’ discretionary contributions to the plan totaled $1.1 million and $0.9 million for the years ended February 28, 2011 and February 29, 2012, respectively.

Potential Payments upon Termination or Change in Control

The employment agreements we entered into with Messrs. Smulyan, Enright and Walsh provide for certain payments and benefits to the named executive officer in the event that executive officer is terminated by the company without “cause,” and/or terminates his own employment with “good reason.” Mr. Smulyan is also entitled to certain payments upon his death or disability.

We have also entered into a Change in Control Severance Agreement with each of the executives named in the preceding tables. Each such agreement provides that if the executive’s employment is terminated by the company within two years after a change in control of the company (or, in certain instances, in anticipation of a change in control), other than for cause, or is terminated by the executive for good reason, the executive is entitled to (1) a payment equal to the executive’s base salary through the termination date, plus a pro-rata portion of the executive’s target bonus for the year and accrued vacation pay; (2) a severance payment equal in the case of Messrs. Smulyan, Walsh and Enright to three times the executive’s highest annual base salary and highest annual incentive bonus during the preceding three years; (3) continued accident and life insurance benefits for three years; (4) reimbursement for COBRA premiums for continuation of medical and dental benefits for 18 months and reimbursement for private medical and dental benefits of an equivalent level for 18 months following termination of the COBRA reimbursement; and (5) if the payments to the executive exceed certain limits, additional tax “gross up” payments to compensate the executive for the excise tax imposed by section 4999 of the Internal Revenue Code; provided, however that the amount of the “gross up” payment may be reduced by up to 10% if such reduction would prevent payment of the excise tax. In each case, the executive is obligated not to voluntarily leave employment with Emmis during the pendency of (and prior to the consummation or abandonment of) a change in control other than as a result of disability, retirement or an event that would constitute good reason if the change-of-control had occurred.

In addition, under our 2004 Equity Compensation Plan, all outstanding restricted shares held by the executive vest immediately upon a change in control.

Under the Change in Control Severance Agreement, change in control, cause and good reason are defined as follows:

Change in Control. A “change in control” of the company occurs if:

—
any individual, entity or group other than Mr. Smulyan or his affiliates becomes the beneficial owner of 35% or more of the company’s outstanding shares, or of the voting power of the outstanding shares;

—	the current members of the board of directors of the company (or persons approved by two-thirds of the current directors) cease to constitute at least a majority of the board;
—
the company is a party to a merger that results in less than 60% of the outstanding shares or voting power of the surviving corporation being held by persons who were not our shareholders immediately prior to the merger;

—	our shareholders approve a liquidation or dissolution of the company; or
—	any other event is determined by our board to constitute a change in control.

Cause.  “Cause” generally means:

—	the willful and continual failure of the executive to perform substantially his duties; or
—	the willful engaging in illegal conduct or gross misconduct which is materially injurious to the company.

Good Reason. “Good Reason” generally means:

—	any materially adverse change in the duties or responsibilities of the executive;
—	a material breach by the company of the executive’s employment agreement or Change in Control Severance Agreement;
—	a material reduction or series of reductions that result in the executive’s annual base salary being decreased by more than 5%;
—	any requirement that the executive relocate more than 35 miles from the office where the executive works;
—	failure of a successor to assume the agreement; and
—	voluntary termination by the executive during a 30-day period commencing one year after the occurrence of a change in control.

In addition to the occurrence of one of more of the events constituting “Good Reason” set forth above, in order to resign his employment, each of the executives named above is also required to give the company notice of the occurrence of any such event (except during the 30-day period commencing one year after the occurrence of a change in control, which is not so limited) within 90 days of such occurrence; and the company has the right to cure such occurrence within 30 days of such notice.

When the company’s board of directors determines that it is in the best interest of the company, the company may negotiate severance arrangements with a departing executive in addition to or in place of the arrangements described above. Circumstances under which the board may negotiate additional or different severance arrangements include but are not limited to:

—	to avoid or settle litigation with the executive;

—	to reduce an adverse financial effect on the company;

—	to reduce adverse tax consequences on the executive; or

—	to reward meritorious service by the executive.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of existing common stock, to file with the Securities and Exchange Commission reports detailing their ownership of existing common stock and changes in such ownership. Officers, directors and greater-than-10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, we believe that during the last fiscal year all officers, directors and greater-than-10% shareholders complied with the filing requirements of Section 16(a).

OTHER MATTERS

Our board of directors knows of no other matters to be brought before this special meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

NON-INCORPORATION OF CERTAIN MATTERS

The Report of the Audit Committee and the information on the Emmis website do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Emmis filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Emmis specifically incorporates the respective Report or website information therein by reference.

EXPENSES OF SOLICITATION

The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person, or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this proxy statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Any of our shareholders wishing to have a proposal considered for inclusion in the proxy solicitation materials for our 2012 annual meeting must set forth such proposal in writing and file it with our corporate secretary on or before the close of business on February 11, 2012 (unless we hold our annual meeting more than 30 days earlier this year, in which case the deadline will be 10 days after our first public announcement of the annual meeting date). The notice must provide certain specific information as described in our by-laws. Copies of the by-laws are available to shareholders free of charge upon request to our corporate secretary. Our board of directors will review any shareholder proposals that are filed as required and, with the assistance of the company’s secretary, will determine whether such proposals meet applicable criteria for inclusion in our proxy solicitation materials or consideration at the 2012 annual meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable 2012 shareholder proposal filing deadline, and also retain that authority under certain other circumstances.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure permitted by the SEC rules that is commonly referred to as “householding.” Under this procedure, a single proxy statement and annual report are delivered to multiple shareholders sharing an address unless we receive contrary instructions from any shareholder at that address. We will continue to send a separate proxy card to each shareholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information shareholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Emmis shareholders will be “householding” our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker if you hold your Emmis shares through a broker, or notify us directly if you are a shareholder of record by sending us an e-mail at ir@emmis.com, calling us toll-free at (866) 366-4703 or writing to us at Emmis Communications Corporation, Investor Relations, One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

If you currently receive multiple copies of our proxy statement and annual report at your address and would like to request “householding” of your communications, you should contact your broker or, if you are a record holder of Emmis shares, you should submit a written request to our transfer agent, American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, and file reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Copies of these reports, proxy statements and other information may be obtained at prescribed rates from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. In addition, the SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, such as us, that file electronically with the SEC. The address of this web site is http://www.sec.gov.

The information contained in this Proxy Statement speaks only as of the date indicated on the cover of this Proxy Statement unless the information specifically indicates that another date applies.

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement. This Proxy Statement and the information we later file with the SEC may update and supersede the information incorporated by reference.  Similarly, the information that we later file with the SEC may update and supersede the information in this Proxy Statement. We incorporate by reference into this Proxy Statement the following documents filed by us with the SEC under the Securities Exchange Act of 1934 and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this Proxy Statement and prior to the date of the special meeting:

—	our Annual Report on Form 10-K for the fiscal year ended February 28, 2011 (filed on May 10, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2011 (filed on July 13, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2011 (filed on October 13, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2011 (filed on January 12, 2012); and

—	our Current Reports on Form 8-K reporting events of (filing date in parentheses):

March 11, 2011	(March 11, 2011)
March 28, 2011	(March 30, 2011)
April 15, 2011	(April 21, 2011)
June 3, 2011	(June 3, 2011)
June 20, 2011	(June 21, 2011), as amended by Amendment No. 1 on Form 8-K/A (June 24, 2011)
July 13, 2011	(July 18, 2011)
September 1, 2011	(September 2, 2011)
October 3, 2011	(October 5, 2011)
November 10, 2011	(November 14, 2011)
November 14, 2011	(November 15, 2011)
November 15, 2011	(November 16, 2011)
November 22, 2011	(November 22, 2011)
January 24, 2012	(January 30, 2012)
February 28, 2012	(March 2, 2012)
March 7, 2012	(March 12, 2012)
March 8, 2012	(March 8, 2012)

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8−K, including the related exhibits, is not incorporated by reference in this Proxy Statement.

Appendix A

EMMIS COMMUNICATIONS CORPORATION
2012 RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

1.01           EMMIS COMMUNICATIONS CORPORATION (the “Company”) hereby establishes the 2012 Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2012 Retention Plan and Trust Agreement (the “Agreement”).

1.02           The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in positions by providing Employees with a proprietary interest in the Company and its Subsidiaries as compensation for their contributions to the Company and the Subsidiaries and as an incentive to make such contributions in the future. Additionally, the Plan is intended to provide retention for Employees, in part due to prior reductions in base salaries, the lack of merit increases in base salaries for the current fiscal year and the increase of Employees’ share of benefits costs.  Each Grantee of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of an Award hereunder.  Notwithstanding anything in this Plan to the contrary, it is the intention of Company that this Plan constitute a “Bonus Program” within the meaning of ERISA Regulation Section 2510.3-2(c) and therefore is exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the Committee and the Board are expressly authorized to make any amendment necessary to comply with this intent.

ARTICLE III
DEFINITIONS

As used in the Plan, terms defined parenthetically immediately after their use have the respective meanings provided by such definitions and the terms set forth below have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

3.01           “Affiliate” means, with respect to a specified person, a person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

3.02           “Award” means a right granted under this Plan to a Grantee to receive a Payout, subject to the service based requirement in Section 7 of the Plan and the other terms and conditions of the Plan.

3.03           “Beneficiary” means the person or persons designated  by a Grantee to receive any benefits payable under the Plan in the event of such Grantee’s death.  Such person or persons, if any,  shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Grantee’s surviving spouse, if any, or if none, his or her estate.

3.04            “Board” means the Board of Directors of the Company.

3.05           “Bonus Pool” means the 400,000 shares of Preferred Stock that are contributed to the Trust pursuant to Section 5.01.

3.06           “Change in Control” means any of the following:  (i) any person or group (other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, and other than Jeffrey H. Smulyan or an Affiliate of Mr. Smulyan) becomes after the Effective Date the beneficial owner of 35% or more of either the then outstanding Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, except that (A) no such person or group shall be deemed to own beneficially any securities acquired directly from the Company pursuant to a written agreement with the Company unless such person or group subsequently becomes the beneficial owner of additional Common Stock or voting securities of the Company other than pursuant to a written agreement with the Company, and (B) no Change in Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote in the election of directors are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Common Stock and voting securities of the Company immediately before such acquisition in substantially the same proportion as their ownership, immediately before such acquisition, of the outstanding Common Stock and the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors; (ii) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote or written consent of at least two-thirds of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act); (iii) approval by the shareholders of the Company of (A) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately before such merger, reorganization or consolidation do not, after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote in the election of directors of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company; or (iv) such other event(s) or circumstance(s) as are determined by the Committee to constitute a Change in Control.  Notwithstanding the foregoing provisions of this definition, a Change in Control of the Company shall be deemed not to have occurred with respect to any Grantee, if such Grantee is, by written agreement executed prior to such Change in Control, a participant on such Grantee’s own behalf in a transaction in which the persons (or their Affiliates) with whom such Grantee has the written agreement Acquire the Company (as defined below) and, pursuant to the written agreement, the Grantee has an equity interest in the resulting entity or a right to acquire such an equity interest.  For the purposes of this definition, “Acquire the Company” means the acquisition of beneficial ownership by purchase, merger, or otherwise, of either more than 50% of the Common Stock (such percentage to be computed in accordance with Rule 13d-3(d)(1)(i) of the SEC under the Exchange Act) or substantially all of the assets of the Company or its successors; “person” means such term as used in Rule 13d-5 of the SEC under the Exchange Act; “beneficial owner” means such term as defined in Rule 13d-3 of the SEC under the Exchange Act; and “group” means such term as defined in Section 13(d) of the Exchange Act.

3.07           “Class A Common Stock” means the Class A Common Stock of the Company, par value $.01 per share.

3.08           “Class B Common Stock” means the Class B Common Stock of the Company, par value $.01 per share.

3.09           “Code” means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder.  References to a particular section of the Code shall include references to successor provisions.

3.10           “Committee” means the Compensation Committee of the Board or such other committee or subcommittee appointed by the Board or the Compensation Committee.

3.11            “Common Stock” means shares of the Company’s Class A Common Stock, or shares of the Company’s Class B Common Stock.

3.12           “Director” means a member of the Board of Directors of the Company.

3.13            “Eligible Compensation” means the annual base salary, as in effect on the Vesting Date with respect to a Grantee, provided that in no event shall Eligible Compensation be greater than $50,000 with respect to any Grantee. With respect to a Grantee that is compensated on a commission basis, annual base salary shall mean the average compensation which the employee received whether as base salary or commission during the 12 month period prior to the Effective Date.

3.14           “Total Eligible Compensation” means the Eligible Compensation, as in effect on the Vesting Date with respect to all Grantees (for the avoidance of doubt, Eligible Compensation shall not exceed $50,000 for any Grantee.

3.15            “Effective Date” means the day upon which a majority of the shareholders of the Company entitled to vote approve this Plan (and the related Trust).

3.16            “Employee” means any person who is employed by the Company or a Subsidiary, in each case in the United States, but excluding (i) any “executive officer” of the Company (as defined in Section 3b-7 of the Exchange Act) and (ii) any employee that works on a part –time basis for the Company.

3.17           “Exchange Act” means the Securities Exchange Act of 1934, as amended.  References to a particular section of, or rule under, the Exchange Act shall include references to successor provisions.

3.18           “Grantee” means an Employee who receives an Award under the Plan.

3.19           “Insolvent”  means (i) the inability of the Company to pay its debts as they become due or (ii) the Company being the subject to a pending proceeding as a debtor under the provisions of Title 11 of the United States Code (Bankruptcy Code).

3.20           “including” means “including, without limitation.”

3.21           “Non-Employee Director”  means a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

3.22           “Parent” means any corporation, partnership or limited liability company (other than the Company) in an unbroken chain of corporations, partnerships or limited liability companies ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations, partnerships or limited liability companies other than the Company owns stock, general partnership interests or membership interests, as the case may be, possessing a majority of the total combined voting power of all classes of stock, general partnership interests or membership interests, as the case may be (whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency), in one of the other corporations, partnerships or limited liability companies in such chain.

3.23           “Payout” means  with respect to each Grantee, the product of (x) the Percentage multiplied by (y) the Bonus Pool. The Payout shall be paid solely in Stock.

3.24           “Percentage” means, with respect to each Grantee, the quotient of (x) Eligible Compensation divided by (y) Total Eligible Compensation.

3.25            “Preferred Stock” means  shares of the Company’s  6.25% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share.

3.26           “SEC” means the Securities and Exchange Commission.

3.27           “Stock” means Preferred Stock or Common Stock

3.28           “Subsidiary” means any corporation, partnership or limited liability company (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Award under the Plan, each of the corporations, partnerships or limited liability companies other than the last corporation, partnership or limited liability company in the unbroken chain owns stock, general partnership interests or membership interests, as the case may be, possessing a majority of the total combined voting power of all classes of stock, general partnership interests or membership interests, as the case may be (whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency), in one of the other corporations, partnerships or limited liability companies in such chain.

3.29           “Termination of Employment” means a cessation of a business relationship with the Company or its Subsidiaries which occurs with respect to an employee of the Company or a Subsidiary, the first day an individual is for any reason entitled to severance payments under the Company’s or any Subsidiary’s personnel policies or is no longer employed by the Company or any of its Subsidiaries, or, with respect to an individual who is an employee of a corporation constituting a Subsidiary, the first day such corporation is no longer a Subsidiary.

3.30            “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

3.31           “Vesting Date” means the second anniversary of the Effective Date.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Administration

(a)           General.   The Plan shall be administered by the Committee, which shall consist of persons who are appointed by the Board.  Notwithstanding the requirements contained in the immediately preceding sentence, the Board or the Committee may, in its discretion, delegate to a committee or subcommittee of the Board or the Committee any or all of the authority and responsibility of the Committee.  Such other committee or subcommittee may consist of two or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries.  To the extent that the Board or the Committee has delegated to such other committee or subcommittee the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee or subcommittee.  Notwithstanding the foregoing, the Board shall at all times have the right to make Awards, administer the Plan, and otherwise exercise the authority of the Committee under the Plan, and to the extent the Board does so, references to the Committee in the Plan shall be to the Board.

(b)           Authority of the Committee.  The Committee shall have full power and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:  (i) to select Grantees, (ii) to grant Awards, (iii) to determine  when Awards may be granted,  (iv) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan, (v) to prescribe, amend, and rescind rules relating to the Plan, including rules with respect to the nonforfeitability of Awards upon the Termination of Employment of a Grantee, (vi) to determine the terms and provisions of any written agreement by which an Award may be granted and, to modify any such Award at any time, with the consent of the Grantee when required, (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award, (viii) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan, and (ix) to impose such additional conditions, restrictions, and limitations upon the grant, or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate.

(c)           Determinations of the Committee; No Liability.  The determination of the Committee on all matters relating to the Plan or any Award or Payout shall be conclusive and final.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

4.02           Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03           Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of  the Company and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Company shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Company shall obtain an agreement that the Company will be repaid if such member is later determined not to be entitled to such indemnification.

4.04           Compliance with Laws and Regulations; Securities Laws.

(a)           Compliance. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.   The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

(b)           Legend and Investment Representation.  If the Committee deems necessary to comply with the Securities Act of 1933, or any rules, regulations or other requirements of the SEC or any stock exchange or automated quotation system, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock, or that the Stock be subject to such stock transfer orders and other restrictions as the Committee may deem necessary or advisable.

(c)           Postponement by Committee.  If based upon the opinion of counsel for the Company, the Committee determines that the nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange or the requirements of any automated quotation system on which are listed or quoted any of the Company’s equity securities, then the Committee may postpone any such nonforfeitability or delivery, as the case may be, but the Company shall use reasonable and good faith efforts to cause such nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(d)           No Obligation to Register or List.  The Company shall be under no obligation to register the Stock with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

ARTICLE V
CONTRIBUTIONS

5.01           Amount  of Contributions.  On or prior to the Effective Date, the Company shall contribute 400,000 shares of Preferred Stock to the Trust established under this Plan.  No contributions by Employees shall be permitted.

5.02           Investment of Trust Assets.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Stock.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

6.01           Awards.  Awards may be made to such Employees as may be selected by the Board or the Committee.

6.02           Form of Allocation.  The Board or the Committee shall  promptly notify the Grantee in writing of the grant of the Award, and the terms of the Award.  The Board or the Committee shall maintain records as to all grants of Awards under the Plan. For the avoidance of doubt, prior to the Vesting Date, the Committee can grant Awards to Grantees and such grants will dilute and therefore reduce the potential Payouts of existing Grantees.

6.03           Allocations Not Required to any Specific Employee.  No Employee shall have any right or entitlement to receive an Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII
EARNING AND DISTRIBUTION OF PAYOUT; NO VOTING RIGHTS

7.01           Earning Payouts; Forfeitures.

(a)           General Rules.  Subject to the terms hereof, Awards shall be earned by a Grantee on the Vesting Date, subject to the Grantee’s continued employment with the Company on the Vesting Date.  If the Grantee has a Termination of Employment prior to the Vesting Date for any reason or no reason,  Grantee shall forfeit the right to any Award and shall not receive a Payout.

(b)           Exception for Change in Control; Death/Disability, Sale.  Notwithstanding the general rule contained in Section 7.01(a),  if there is a Change in Control prior to the Vesting Date,  the Committee  may,  in its sole discretion, determine that the date of the Change in Control shall be deemed the Vesting Date. Notwithstanding the general rule contained in Section 7.01(a) if there is a sale or other disposition  by the Company of a radio station, magazine or other business unit, or the Grantee dies or is disabled, in each case prior to the Vesting Date, the Committee, in its sole discretion may provide for accelerated vesting and/or an accelerated Payout, in each case to the extent such accelerated vesting and/or Payout does not result in adverse tax consequences under Code Section 409A, as further set forth in Section 9.13 hereof.

7.02           Distribution of Payout.

(a)           Timing of Distributions:  General Rule.  Subject to the provisions of Section 7.03 hereof, Payouts earned shall be distributed to the Grantee or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned, but in no event later than 30 days after the Vesting Date.

(b)           Form of Distributions.  All Payouts, shall be distributed in the form of Stock; provided that no fractional shares shall be distributed pursuant to this Plan and any such fractional shares shall be paid in cash.

7.03           Mandatory Withholding.

(a)           The Trustee shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state and local withholding tax requirements related to the Payout, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing. The Trustee shall pay over to the Company or any Subsidiary which employs or employed such Grantee any such amount withheld from or paid by the Grantee or Beneficiary.

(b)           Elective Withholding.

(i)           Election by Grantee.  Subject to Section 7.03(b)(ii), if the Trustee does not require withholding pursuant to Section 7.03(a)(ii), then  a Grantee may elect the withholding (“Share Withholding”) by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the Payout  becoming nonforfeitable (each a “Taxable Event”) equal to:  (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or (ii) with the Committee’s prior approval, a greater amount, not to exceed the estimated total amount of such Grantee’s tax liability with respect to the Taxable Event.

(ii)           Restrictions.  Each Share Withholding election by a Grantee shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:  (i) a Grantee’s right to make such an election shall be subject to the Committee’s right to revoke such right at any time before the Grantee’s election or before the Vesting Date ; (ii) the Grantee’s election must be made before the date (the “Tax Date”) on which the amount of tax to be withheld is determined; (iii) the Grantee’s election shall be irrevocable by the Grantee; and (iv) in the event that the Tax Date is deferred until six months after the delivery of Stock under Section 83(b) of the Code, the Grantee shall receive the full amount of Stock with respect to which the exercise occurs, but such Grantee shall be unconditionally obligated to tender back to the Company the proper number of shares of Stock on the Tax Date.

7.04           NonAlienation; Restrictions.  Awards (and rights to Payouts) may not be sold, assigned, alienated, anticipated,  pledged, transferred, encumbered, gifted, hypothecated or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Grantee or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Payout except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Payout in order to restrict the transfer of the distributed Payout for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate. No Grantee or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company or any Subsidiary be subject to any claim for benefits hereunder.

7.05           Voting .  All shares of Stock held by the Trust shall be voted by the Trustee in its discretion.  Grantees of Awards shall have no voting rights until the Payout is earned and distributed pursuant to the terms of the Award. The Trustee shall comply with any voting agreement that is made by the Company in connection with the contribution of the 400,000 shares of Preferred Stock, as set forth in Section 5.01.

ARTICLE VIII
TRUST

8.01           Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02           Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust.  In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)           To invest up to one hundred percent (100%) of all Trust assets in Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Stock from the Company or from any other source, and such  Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)           To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)           To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d)           To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e)           To employ brokers, agents, custodians, consultants and accountants.

(f)           To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(g)           To hold funds and securities representing the amounts to be distributed to a Grantee or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03           Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04           Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company or, in the discretion of the Company, the Trust.

8.05           Indemnification.  Subject to the requirements of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

8.06           Trust Fund Subject to Claims of Creditors.  Notwithstanding anything to the contrary, the Trust shall at all times remain subject to the claims of the Company’s general creditors under federal and state law in the event the Company becomes Insolvent. Unless the Trustee has actual knowledge that the Company is Insolvent or has received notice from the Company or a person claiming to be a creditor of the Company alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent.

ARTICLE IX
MISCELLANEOUS

9.01           Substituted Awards.  If the Committee cancels any Award (granted under this Plan), and a new Award is substituted for the canceled Award, then the Committee may, in its discretion, determine the terms and conditions of the new Award; provided that (i) the new Award shall not contain any terms or conditions that would cause the Award to constitute deferred compensation under Code Section 409A, and (ii) no Award shall be canceled without the consent of the Grantee if the terms and conditions of the new Award to be substituted are not at least as favorable as the terms and conditions of the Award to be canceled.

9.02           Nature of Payments.  Unless otherwise determined by the Committee, any and all grants, or deliveries of shares of Stock hereunder, including the Payout, shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries, or (ii) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

9.03           Non-Uniform Determinations.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Awards as to (i) the identity of the Grantees, (ii) the terms and provisions of Awards, and (iii) the treatment upon Terminations of Employment for Grantees.  Notwithstanding the foregoing, the Committee’s interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

9.04           Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

9.05           Adjustments.  The Committee may make equitable adjustment of  all matters relating to the Plan and any Awards, including the type of securities or property, if any, to be paid in connection with any Award, all in such manner as may be determined by the Committee in its discretion in order to prevent dilution or enlargement of the rights of any Grantee pursuant to any Award under the Plan, to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, reclassification, merger, consolidation, asset spin-off, reorganization, or similar event of or by the Company.

9.06           Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Termination of this Plan shall not affect Awards previously granted, and such Awards shall remain valid and in effect until they have been fully earned or expire or are forfeited in accordance with their terms.

9.07           No Employment Rights.  Neither the establishment of the Plan, nor the granting of any Award or Payout shall be construed to (i) give any Grantee the right to remain employed by or affiliated with the Company or any of its Subsidiaries or to any benefits not specifically provided by the Award, or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate this Plan or any of its employee benefit plans.  No obligation of the Company or any of its Subsidiaries as to the length of any Grantee’s employment by or affiliation with the Company or any Subsidiary shall be implied by the terms of the Plan, any grant of an Award hereunder or any Payout.  The Company and its Subsidiaries reserve the same rights to terminate employment of or sever its relationship with any Grantee as existed before the Grant Date.

9.08           Applicable Law.  The validity, construction, interpretation and administration of the Plan and Trust and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Indiana, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced shall be governed by the laws of the State of Indiana, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

9.09           Construction.  The use of the masculine gender shall also include within its meaning the feminine.  The use of the singular shall include within its meaning the plural and vice versa.

9.10           Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

9.11           Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Company and prior to the termination of the Plan.

9.12           Term of Plan.  This Plan shall remain in effect until the earlier of (i) five (5) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Grantees and Beneficiaries of all the assets of the Trust.

9.13           Code Section 409A.  All Awards under the Plan are intended to be exempt from the provisions of Code Section 409A.  Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.  In the event that, notwithstanding such intent, an Award granted hereunder constitutes “deferred compensation” within the meaning of Code Section 409A, then, notwithstanding any other provision of the Plan or the applicable Award, (i) any amount that is payable under such Award on account of separation from service to a “specified employee,” as defined in Code Section 409A(a)(2)(B)(i), will not be paid earlier than the date that is six (6) month’s following the specified employee’s separation from service; (ii) the determination of which individuals are “specified employees” will be made in accordance with such rules and practices, consistent with Code Section 409A and interpretive regulations, as are established from time to time by the Board , or its designee, in its discretion (iii) the Grantee will not be treated as having terminated employment or service until that individual has incurred a separation from service within the meaning of Code Section 409A; (iv) no event will be treated as a Change in Control with respect to that Award unless it constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v); (v) no acceleration of payment will be permitted with respect to the Award to the extent it would result in taxes or penalties under Code Section 409A; and (vi) to the extent any other terms of the Plan or the applicable Award would subject the Grantee to gross income inclusion, interest, or additional tax pursuant to Code Section 409A, those terms are to that extent superseded by, and shall be adjusted to the minimum extent necessary to satisfy, the applicable Code Section 409A standards.  Notwithstanding the foregoing, each Grantee is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Grantee in connection with this Plan including any taxes and penalties under  Code Section 409A, and the Company shall  not have any obligation to indemnify or otherwise hold such Grantee harmless from any or all of such taxes or penalties.

9.14           Tax Status of Trust.  It is intended that the Trust established hereby be treated as a Grantor Trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and the initial Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this ___ day of ____ 2012.

EMMIS COMMUNICATIONS CORPORATION	TRUSTEE:

By:	By:

Appendix B

VOTING AND TRANSFER RESTRICTION AGREEMENT

This VOTING AND TRANSFER RESTRICTION AGREEMENT (this “Agreement”) is made as of __________ ___, 2012, by and among Emmis Communications Corporation, an Indiana corporation (the “Company”), J. Scott Enright (the “Employee Shareholder”), the trust (the “Trust”) established pursuant to the 2012 Retention Plan (as defined below) and Jeffrey H. Smulyan, as trustee (the “Trustee”) of the Trust.

(a)           The Company has approved and adopted, and the Company’s shareholders have approved, the Emmis Communications Corporation 2012 Retention Plan and Trust Agreement, dated as of ___________ ____, 2012 (as the same may be amended or modified from time to time in accordance with its terms, the “2012 Retention Plan” and, together with this Agreement, the “Transaction Documents”) relating to the contribution by the Company of 400,000 shares (the “Contributed Shares”) of 6.25% Series A Cumulative Convertible Preferred Stock of the Company, par value $0.01 per share (the “Preferred Stock”), to the Trust pursuant to the 2012 Retention Plan.

(b)           In accordance with Section 23-1-31-2 (Agreements Authorized) of the Indiana Business Corporation Law, the Company, the Employee Shareholder and the Trustee have agreed, on the terms and conditions contained herein, to enter into this Agreement which sets forth the agreements of the Company, the Employee Shareholder and, for so long as the 2012 Retention Plan has not been terminated as contemplated by Section 9.06 thereof, the Trustee with respect to, among other things, the voting of the Subject Shares (as defined below).

Accordingly, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.1           General. Capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the 2012 Retention Plan.

1.2           Certain Defined Terms. For purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Articles” means Second Amended and Restated Articles of Incorporation of the Company.

“Beneficial Owner” means, with respect to any security, any person who owns, directly or indirectly, through any Contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security, and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and such term shall otherwise be interpreted consistently with the correlative term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act.

“Class A Shares” means Class A Common Stock of the Company, par value $0.01 per share.

“Contract” means any indenture, agreement, contract, commitment, license, permit, authorization or other binding understanding, whether written or oral.

“Conversion Shares” means the Class A Shares which have been converted from Contributed Shares in accordance with the Articles.

“Encumbrances” means any lien, mortgage, pledge, charge, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Subject Shares” means, with respect to the Trustee, the Contributed Shares, together with any shares of Preferred Stock or other voting securities of the Company acquired by the Trustee after the date of this Agreement pursuant to the 2012 Retention Plan in respect of the Contributed Shares, including by way of  a stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or similar transaction, and, with respect to the Employee Shareholder, all shares of the Company’s stock with voting rights owned beneficially by him.

“Vote” means (a) voting in person or by proxy in favor of or against any action, approval or agreement, (b) consenting to or withholding consent from any action, approval or agreement (whether or not such consent is in writing) and (c) taking any similar action in favor of or against any action, approval or agreement; and “Voting” shall have the correlative meaning.

ARTICLE II

VOTING

2.1           Agreement to Vote. If a Vote is solicited in relation to the Preferred Stock, the Trustee and the Employee Shareholder agree that each of them (a) shall not take (or refrain from taking) any action with respect to the Subject Shares other than in accordance with the prior written instructions of the Company and (b) shall take (or refrain from taking) any action with respect to the Subject Shares in accordance with the prior written instructions of the Company; provided, that the Trustee and the Employee Shareholder shall not be required to take any action or refrain from taking any action if such action is prohibited under applicable law, rule or order; provided further, and notwithstanding the above, the Company shall have the right to effect any Vote on behalf of the Trustee pursuant to the terms of the proxy coupled with an interest attached hereto as Exhibit A.   The voting rights granted pursuant to this Section 2.1 shall be irrevocable and coupled with an interest.

2.2           No Ownership Interest. Except as expressly provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of, or with respect to, any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Employee Shareholder or the Trustee, as applicable, subject to the terms of the other Transaction Documents.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Trustee represents and warrants to the Company as follows:

3.1           Ownership. As of the date of this Agreement and except as provided in this Agreement or the 2012 Retention Plan, the Trustee is the sole Beneficial Owner of the Contributed Shares.

3.2           Voting. Other than as provided in this Agreement or the Transaction Documents, the Trustee has the sole power to Vote or direct the Vote of and issue instructions with respect to the Subject Shares, and the sole power to agree to all of the matters set forth in this Agreement, with no limitations, qualifications or restrictions on such powers, subject to applicable United States federal securities laws and this Agreement. Other than the 2012 Retention Plan, the Trustee: (a) is not a party to any Contract (including any voting agreement) with respect to any of the Subject Shares; (b) has not deposited any of the Subject Shares into any voting trust; and (c) has not granted any proxy or power of attorney with respect to any of the Subject Shares, in each case inconsistent with the Trustee’s obligations under the Transaction Documents.

ARTICLE IV

OTHER COVENANTS

4.1           Option to Repurchase. The Trustee hereby unconditionally and irrevocably grants the Company the right to repurchase any or all of the Contributed Shares from the Trustee for consideration consisting of the number of Class A Shares into which the Contributed Shares (or repurchased portion thereof) are then convertible pursuant to the Articles as in effect from time to time. The Company may exercise its repurchase right by giving written notice to the Trustee, and the closing of such repurchase shall occur on the date proposed by the Company or as soon as reasonably practicable thereafter. At such closing, the Trustee shall deliver duly executed instruments of transfer and other documents that are reasonably necessary or advisable to effect the transfer of title to the Contributed Shares to the Company or its designee, free and clear of all Encumbrances, and the Company shall deliver or cause to be delivered (or cause to be delivered) the consideration contemplated by this Section 5.1, including documents reasonably necessary or advisable to terminate the Trustee’s obligations under this Agreement.

4.2           No Inconsistent Agreements. The Trustee covenants and agrees that the Trustee shall not: (a) enter into any Contract (including any voting agreement) with respect to any of the Subject Shares; (b) deposit any Subject Shares into any voting trust; or (c) grant any proxy or power of attorney with respect to any of the Subject Shares, in each case inconsistent with the Trustee’s obligations under the Transaction Documents.

4.3           No Transfers. The Trustee agrees that, other than in accordance with the Transaction Documents, it shall not directly or indirectly: (a) sell, assign, give, tender, offer, exchange or otherwise transfer any of the Subject Shares, including, without limitation, pursuant to any distribution or “Payout” of the Subject Shares to “Grantees” of the Trust (as such terms are defined in the 2012 Retention Plan); (b) encumber, pledge, hypothecate or otherwise permit (including by omission) the creation or imposition of any Encumbrance on any of the Subject Shares; or (c) enter into any Contract with respect to any of the foregoing, in each case without the prior written consent of the Company.

4.4           No Registrations of Transfers. The Trustee (a) agrees that it shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares and (b) consents to the entry of stop transfer instructions by the Company of any transfer of the Subject Shares, unless such transfer is made in compliance with Section 4.2 hereof.

4.5           Further Assurances. From time to time, at the Company’s request and without further consideration, the Trustee agrees that it shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

ARTICLE V

MISCELLANEOUS

5.1           Term. This Agreement shall terminate automatically and be of no further force or effect upon the vesting of the Contributed Shares and the distribution of the Payout by the Company as contemplated by Sections 7.01 and 7.02 of the 2012 Retention Plan.

5.2           Expenses. Each party shall bear its own costs and expenses in connection with this Agreement, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties.

5.3           Successors and Assigns. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5.4           Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the Laws of the State of Indiana, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of Indiana or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Indiana.

5.5           Consent to Jurisdiction. The courts of the State of Indiana shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement. Any proceedings in connection with such dispute shall be brought in the courts of the State of Indiana sitting in Marion County, Indiana, the court of the United States of America for the Southern District of Indiana, and appellate courts having jurisdiction of appeals from any of the foregoing. Each party hereto waives (and agrees not to raise) any objection, on the ground of forum non conveniens or on any other ground, to the taking of proceedings in such State of Indiana courts. Each party hereto also agrees that a judgment against it in proceedings brought in the State of Indiana shall be conclusive and binding upon it and may be enforced in any other jurisdiction. Each party hereto irrevocably submits and agrees to submit to the jurisdiction of the courts of the State of Indiana sitting in Marion County, Indiana, the court of the United States of America for the Southern District of Indiana and appellate courts having jurisdiction of appeals from any of the foregoing.

5.6           Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

5.7           Counterparts. This Agreement may be executed in counterparts, and either party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and both of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of electronically transferred signatures.

5.8           Notices. All statements, requests, notices and agreements hereunder shall be in writing, and shall be delivered or sent by mail, overnight courier or facsimile transmission to Emmis Communications Corporation, One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, Indiana 46204 (Facsimile No: 317-684-5583), Attention: J. Scott Enright, Esq., with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, Attention: James M. Dubin, Esq. (Facsimile No: (212) 492-0026).

5.9           Confidentiality. Except as may be required by applicable law, rule or regulation or legal process, until the Company has made public disclosure of this Agreement, the Trustee shall not disclose the existence of or the terms of this Agreement or any of the other Transaction Documents without the prior written consent of the Company, provided, however, that a Trustee may disclose the contents of this Agreement or any Transaction Document without such written consent (i) to any professionals employed or engaged by the Trustee who have a need to know such information, (ii) to the extent requested by any governmental authority or self-regulatory entity having or asserting jurisdiction over it (after the Company has had a reasonable opportunity to prevent such disclosure) or (iii) to enforce its rights and remedies hereunder.

5.10           Third Party Beneficiaries. No provision of this Agreement is intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder.

5.11           Entire Agreement. This Agreement, the 2012 Retention Plan and each other written agreement entered into on the date hereof in connection with this Agreement and/or the 2012 Retention Plan set forth the entire understanding of the parties hereto with respect to the subject matter hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement and the other Transaction Documents.

5.12           Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

5.13           Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof; and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.14           Specific Performance. The Company, the Employee Shareholder and the Trustee agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

5.15           Interpretation. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement or other authorized person as of the date first written above.

EMMIS COMMUNICATIONS CORPORATION

By:
Name:
Title:

J. Scott Enright

2012 RETENTION PLAN TRUST

By:
Name: Jeffrey H. Smulyan
Title: Trustee

Acknowledged and Agreed:

Jeffrey H. Smulyan, Trustee

EXHIBIT A

Irrevocable Proxy

The undersigned hereby irrevocably constitutes and appoints the duly-appointed Secretary of Emmis Communications Corporation, an Indiana corporation (the “Company”), from time to time (the “Proxy Holder”) as the sole and exclusive proxy for the undersigned, with full power of substitution, resubstitution and revocation, to attend all meetings of stockholders of the Company, to cast all votes that the undersigned is entitled to cast with respect to any amendments to the Second Amended and Restated Articles of Incorporation of the Company, and to otherwise represent the undersigned with respect to the Contributed Shares (as defined in the Voting and Transfer Restriction Agreement, dated the date hereof, by and among the Company, J. Scott Enright and the undersigned (the “Voting and Transfer Restriction Agreement”), with all powers that the undersigned would have if personally present at any meeting of stockholders of the Company, in each case, in a manner that is proportionate to the manner in which all holders of shares of voting securities vote in respect of any given matter.

The undersigned irrevocably appoints the Proxy Holder, with full power of substitution, appointment and revocation, in its name, place and stead, as the undersigned’s true and lawful representative, attorney-in-fact and agent, to make, execute, sign, acknowledge, verify, swear to and deliver any consent of stockholders of the Company with respect to the Contributed Shares held by the undersigned to do and perform each and every act and thing as fully as the undersigned might or could do as a holder of the Contributed Shares, in each case, in a manner that is proportionate to the manner in which all holders of shares of voting securities vote in respect of any given matter.  This proxy and power-of-attorney are expressly limited to the Contributed Shares, and no rights are granted with respect to any shares other than the Contributed Shares.

The undersigned affirms that the foregoing proxy and power-of-attorney are given in connection with the Voting and Transfer Restriction Agreement and that the proxy and power-of-attorney are each coupled with an interest. Such proxy and power of attorney each will be irrevocable and be effective for so long as permitted under the laws of the State of Indiana.

2012 RETENTION PLAN TRUST

By:
Name: Jeffrey H. Smulyan
Title: Trustee

Acknowledged and Agreed:

J. Scott Enright

EMMIS COMMUNICATIONS CORP. 40 MONUMENT CIRCLE INDIANAPOLIS, IN 46204
VOTE BY INTERNET –  www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M44731-S90730	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Signature (Joint Owners) DateDateSignature [PLEASE SIGN WITHIN BOX] EMMIS COMMUNICATIONS CORPORATION Class A Common Stock For Against AbstainThe Board of Directors recommends you vote FOR proposal 1. 1. Proposal to approve the 2012 Retention Plan. In their discretion, the Proxies are authorized to vote on any other business that may properly come before the meeting and any adjournments or postponements of the meeting. For address changes/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

M44731-S90730

EMMIS COMMUNICATIONS CORPORATIONOne Emmis Plaza 40 Monument Circle Indianapolis, Indiana 46204This Proxy is Solicited on Behalf of the Emmis Communications Corporation Board of DirectorsThe undersigned hereby appoints J. Scott Enright and Patrick M. Walsh, and each of them individually, as attorneys-in-fact and proxies, with full power of substitution (the “Proxy”), to vote as designated on the reverse side all shares of Class A Common Stockof Emmis Communications Corporation which the undersigned would be entitled to vote if personally present at the Special Meetingof Shareholders to be held on Monday, April 2, 2012, at 11:00 a.m., local time, at One Emmis Plaza, 40 Monument Circle,Indianapolis, Indiana 46204 and at any adjournment thereof.Address changes/comments: _(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)Continued and to be signed on reverse sideSignature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

EMMIS COMMUNICATIONS CORP. 40 MONUMENT CIRCLE INDIANAPOLIS, IN 46204
VOTE BY INTERNET –  www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M44731-S90730	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Except For All Withhold All EMMIS COMMUNICATIONS CORPORATION Preferred Shareholders have nominated the following individual to serve as the Preferred Replacement Director. 1. Election of Preferred Replacement Director Nominee 01) Michelle D. BergmanFor address changes/comments, mark here. (see reverse for instructions) No Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

M44731-S90730

EMMIS COMMUNICATIONS CORPORATIONOne Emmis Plaza 40 Monument Circle Indianapolis, Indiana 46204 This Proxy is Solicited on Behalf of the Emmis Communications Corporation Board of Directors The undersigned hereby appoints J. Scott Enright and Patrick M. Walsh, and each of them individually, as attorneys-in-factand proxies, with full power of substitution (the “Proxy”), to vote as designated on the reverse side all shares of 6.25% Series ACumulative Convertible Preferred Stock of Emmis Communications Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on Monday, April 2, 2012, at 11:00 a.m., local time,at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204 and at any adjournment thereof.Address changes/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side